FIRST AMENDMENT TO AGREEMENT OF LEASE
THIS FIRST AMENDMENT TO AGREEMENT OF LEASE (this “Amendment”) is entered into this 1st day of June, 2015 (the “Effective Date”) by and between WPT CREEKSIDE PARKWAY, LP, a Delaware limited partnership (“Landlord”) and ZULILY, INC., a Delaware corporation (“Tenant”).
RECITALS:
A.    Landlord, as successor-in-interest to KTR Ohio LLC, and Tenant have entered into that certain Agreement of Lease dated November 30, 2011 (the “Lease”) for certain premises consisting of approximately 737,471 rentable square feet (the “Premises”) in the building located at 3051 Creekside Parkway, Obetz, Ohio (the “Building”).
B.    Landlord has succeeded to all interests of KTR Ohio LLC as the “Landlord” under the Lease.
C.    Tenant has notified Landlord that it wishes to install thirty-six (36) heating, venting and air-conditioning (“HVAC”) rooftop units (“RTU”) on the roof of the Building, and Landlord and Tenant desire to amend the Lease on the terms and conditions set forth below.
NOW THEREFORE, in consideration of the mutual covenants contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Landlord and Tenant agree to amend the Lease as follows:
1.    Definitions; Integration of Amendment and Lease. Unless the context requires otherwise, any capitalized term used but not defined herein shall have its respective meaning as set forth in the Lease. This Amendment and the Lease shall be deemed to be, for all purposes, one instrument. In the event of any conflict between the terms and provisions of this Amendment and the terms and provisions of the Lease, the terms and provisions of this Amendment shall, in all instances, control and prevail. The Lease as amended by this Amendment is hereinafter referred to as the “Lease”.
2.    HVAC Unit Alterations. Tenant has requested Landlord’s consent to install thirty-six (36) HVAC rooftop units, which consent is required pursuant to the terms and conditions of the Lease. The specifications of Tenant’s proposed HVAC unit installation are more particularly described in the architectural drawings prepared by DK Arch dated May 4, 2015, and the RTU layout plan prepared by Jezerinac Geers dated May 1, 2015, both of which are attached to this letter as Exhibit A (collectively, the “HVAC Units Drawings”). Subject to the terms and condition of this Amendment, Landlord consents to Tenant’s installation of the proposed HVAC rooftop units, as such rooftop units and installation are described in the HVAC Units Drawings (the “HVAC Unit Alterations”). If Tenant makes any changes to the HVAC Unit Drawings, Tenant shall be required to obtain Landlord’s approval of such change. Landlord’s consent to the HVAC Unit Alterations is further conditioned on the following:

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(a)    Notwithstanding anything to the contrary contained in the Lease, upon expiration or earlier termination of the Lease, Tenant shall surrender the HVAC Unit Alterations to Landlord free and clear of any encumbrances created by Tenant, and the HVAC Unit Alterations shall become the sole property of Landlord.
(b)    Tenant shall comply with all other terms and conditions of the Lease concerning its installation of the HVAC Unit Alterations, including without limitation, Sections 8 and 10 of the Lease.
(c)    Tenant shall provide Landlord copies of full and final lien waivers from the contractors and subcontractors providing services and materials as part of the HVAC Unit Alterations.
(d)    The HVAC Unit Alterations will be completed at Tenant’s sole cost and expense.
(e)    Tenant shall permit access to the Premises, and the HVAC Unit Alterations shall be subject to inspection, by Landlord and Landlord’s representatives at all times during the period in which the HVAC Unit Alterations are being constructed and installed and following completion of the HVAC Unit Alterations.
(f)    The HVAC Unit Alterations shall be completed in accordance with the roof manufacturer’s specifications and in a manner that does not alter or void the existing roof warranty.
3.    Repair and Replacement of HVAC Unit Alterations. At all times following completion of the HVAC Unit Alterations, Tenant shall maintain the HVAC Unit Alterations, at Tenant’s sole cost and expense, in good condition, including completing all needed maintenance, repairs and replacements thereto. For purposes of Landlord’s obligations in the Lease concerning the HVAC Systems (as such term is defined in Section 9.1.2 of the Lease), the HVAC Unit Alterations shall not be considered part of the HVAC Systems that Landlord is required to repair or replace. However, following completion of the HVAC Unit Alterations, Tenant shall include the HVAC Unit Alterations in the HVAC Contract that Tenant maintains on all HVAC units servicing the Property. Landlord will be responsible to repair any damage to the roof or Building, and to remediate any roof or Building leaks, that are believed by Landlord in Landlord’s reasonable opinion to be caused by Tenant’s installation of, or failure to maintain, the HVAC Unit Alterations. Tenant shall reimburse Landlord for the cost of such roof or building repairs and remediation as Additional Rent within thirty (30) days of Landlord providing Tenant with an invoice evidencing such work and the costs thereof.
4.    Miscellaneous. Except as modified herein, the Lease and all of the terms and provisions thereof shall remain unmodified, are hereby ratified and are in full force and effect as originally written. The recitals set forth above in this Amendment are hereby incorporated by this reference. This Amendment shall be binding upon and shall inure to the benefit of the parties hereto and their respective beneficiaries, successors and assigns.

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5.    Counterparts; Facsimile/Emailed Signatures. This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same Amendment. Landlord and Tenant agree that the delivery of an executed copy of this Amendment by facsimile or by attachment to an email shall be legal and binding on the transmitting party and shall have the same full force and effect as if an original executed copy of this Amendment has been delivered.

6.    Notices. Section 1.16 of the Lease is hereby amended to set forth Landlord’s address for notices to be:

WPT Creekside Parkway LP
c/o Welsh Property Trust, LLC
4350 Baker Road, Suite 400
Minnetonka, MN 55343
Attn: Asset Manager

With copy to:
Welsh Property Trust, LLC
4350 Baker Road, Suite 400
Minnetonka, MN 55343
Attn: Legal Department
Facsimile: (952) 541-8083

In addition, Section 1.30 of the Lease is hereby amended to set forth Tenant’s address for notices to be:

ZULILY, INC.
2601 Elliott Avenue, Suite 200
Seattle, WA 98121
Attn: Bob Spieth

With a copy to:
ZULILY, INC.
2601 Elliott Avenue, Suite 200
Seattle, WA 98121
Attn: General Counsel

[SIGNATURE PAGE FOLLOWS]

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IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the day and year first above written.

LANDLORD:

WPT CREEKSIDE PARKWAY, LP

By: WPT Creekside Parkway GP, LLC
Its: General Partner

TENANT:

ZULILY, INC.

[NOTARY ACKNOWLEDGEMENT FOLLOWS]

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NOTARY ACKNOWLEDGEMENT FOR LANDLORD:

STATE OF MINNESOTA    )
) SS.
COUNTY OF HENNEPIN    )

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Zulily - HVAC Integration

3051 Creekside Parkway, Obetz, Ohio 43125

BUILDING OWNER:

WPT Creekside Parkway LP
4350 Baker Rd, Ste 400
Hopkins, MN 55343

TENANT:

Zulily
2601 Elliott Avenue, Suite 200
Seattle, Washington 98121
P: 877-779-5614
F: 206-724-0534
www.zulily.com

CONTRACTOR:

CenterPoint Construction Services
Two Miranova Place, Suite 900
Columbus, Ohio 43215
P: 614-436-6100
F: 614-436-9700
www.centerpointconstructionllc.com

STRUCTURAL ENGINEER:

Jezerinac Geers & Assoc
5640 Frantz Road
Dublin, Ohio 43017
P: 614-766-0066
F: 614-766-1223
www.jgaeng.com

SHEET INDEX:

dk ARCH

Dave Kerr, Architect
7792 C Olentangy River Rd
Columbus, OH 43235
614.503.1450
www.davekerrarch.com

GENERAL NOTES:

PLUMBING ENGINEER:

Michael T. Collins, P.E.
9180 Hawthorne Point
Westerville, Ohio 43082
P: 614-579-9904
F: 614-448-4758
www.collins-eng.com

MECHANICAL ENGINEER:

Prater Engineering
6130 Wilcox Road
Dublin, Ohio 43016
P: 614-766-4896
F: 614-766-2354
www.praterengineering.com

CODE DATA:

REVISIONS:

ELECTRICAL ENGINEER:

RED
855 Grandview Ave
Suite 295
Columbus Ohio 43215
P: 614-487-8770
F: 614-487-7777
www.redarchitects.com

VICINITY PLAN:

ISSUE DATE:

05/04/2015
PERMIT SET

STATE OF OHIO
DAVID KERR
REGISTERED ARCHITECT

PROJECT NO. 15006

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1
A100.0
ROOF PLAN

dk
ARCH

Dave Kerr, Architect
7792-C Olentangy River Rd
Columbus, OH 43235
614.503.1450
www.davekerrarch.com

STATE OF OHIO
DAVID KERR
1115338
REGISTERED ARCHITECT

Zulily - HVAC Integration

3051 Creekside Parkway, Obetz, Ohio 43125

Project Number:	15006
Drawn By:	DK
Date:	05/04/2015

A100.0

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1
A101.1
PARTIAL ROOF PLAN 1

dk ARCH
Dave Kerr, Architect
7792-C Olentangy River Rd
Columbus, OH 43235
614.503.1450
www.davekerrarch.com

STATE OF OHIO
DAVID KERR
REGISTERED ARCHITECT

Zulily - HVAC Integration

3051 Creekside Parkway, Obetz, Ohio 43125

Project Number: 15006
Drawn By: CH
Date: 05/04/2015

A101.1

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PARTIAL ROOF PLAN 2
A101.2

Dave Kerr, Architect
7792-C Olentangy River Rd
Columbus, OH 43235
614.503.1450
www.davekerrarch.com

STATE OF OHIO
DAVID KERR
REGISTERED ARCHITECT

Zulily - HVAC Integration

3051 Creekside Parkway, Obetz, Ohio 43125

Project Number: 15006
Drawn By: CH
Date: 05/04/2015

A101.2

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1 A101.3 PARTIAL ROOF PLAN 3

dk ARCH
Dave Kerr, Architect
7792-C Olentangy River Rd
Columbus, OH 43235
614.503.1450
www.davekerrarch.com

STATE OF OHIO
DAVID KERR
11115338
REGISTERED ARCHITECT

Zulily - HVAC Integration

3051 Creekside Parkway, Obetz, Ohio 43125

Project Number:	15006
Drawn By:	Author
Date:	05/04/2015

A101.3

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PARTIAL ROOF PLAN 4

dk ARCH

Dave Kerr, Architect
7792-C Olentangy River Rd
Columbus, OH 43235
614.503.1450
www.davekerrarch.com

STATE OF OHIO
DAVID KERR
REGISTERED ARCHITECT

Zulily - HVAC Integration

3051 Creekside Parkway, Obetz, Ohio 43125

Project Number: 15006
Drawn By: Author
Date: 05/04/2015

A101.4

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1 A101.5 PARTIAL ROOF PLAN 5

dk ARCH
Dave Kerr, Architect
7792-C Olentangy River Rd
Columbus, OH 43235
614.503.1450
www.davekerrarch.com

STATE OF OHIO
DAVID KERR
REGISTERED ARCHITECT

Zulily - HVAC Integration

3051 Creekside Parkway, Obetz, Ohio 43125

Project Number: 15006
Drawn By: Author
Date: 05/04/2015

A101.5

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1 PARTIAL ROOF PLAN 6

dk ARCH
Dave Kerr, Architect
7792-C Olentangy River Rd
Columbus, OH 43235
614.503.1450
www.davekerrarch.com

STATE OF OHIO
DAVID KERR
REGISTERED ARCHITECT

Zulily - HVAC Integration

3051 Creekside Parkway, Obetz, Ohio 43125

Project Number: 15006
Drawn By: Author
Date: 05/04/2015

A101.6

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A
B
C
D
E
F
G
H
J
K
35 34 33 32 31 30 29 28 27 26 25 24 23 22 21 20 19 18 17 16 15 14 13 12 11 10 9 8 7 6 5 4 3 2 1
INDICATES EXISTING CONSTRUCTION TYP.
INDICATES EXISTING CONSTRUCTION TYP.

RTU LAYOUT PLAN

GENERAL STRUCTURAL NOTES

[illegible]

ROOF FRAMING NOTES

[illegible]

JOIST GIRDER
JOIST
JOIST
JOIST
JOIST
INDICATES EXISTING CONSTRUCTION TYP.

FRAMING PLAN AT RTU (1)

RTU CURB
EXIST. JOIST

SECTION (2)

Jezerinac Geers
Structural Engineering
Jezerinac Geers & Associates, Inc.
5640 Frantz Road, Dublin, OH 43017
614.766.0066, Fax 614.766.1223
www.jgaeng.com

Zulily - HVAC Integration

3051 Creekside Parkway, Obetz, Ohio 43125

Project Number: 15.05.033
Drawn By: CAD
Date: 05/01/2015

S101

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RTU
REFER TO PLAN FOR PIPE SIZES
G
Union
Dirt Leg
Regulator
Valve
Inlet pressure= 2#
Outlet pressure= 14" W.C.

2 GAS CONNECTION DETAIL
P101.1 NOT TO SCALE

PLUMBING GENERAL NOTES AND SPECIFICATIONS:

1. ALL WORK SHALL BE IN ACCORDANCE WITH THE OHIO PLUMBING CODE. ALL WORK SHALL BE WARRANTED TO BE FREE FROM DEFECTS IN LABOR AND MATERIALS FOR A PERIOD OF ONE YEAR AFTER THE DATE OF SUBSTANTIAL COMPLETION.
2. PLUMBING CONTRACTOR TO SECURE ALL PERMITS, INSPECTIONS AND TEST REQUIRED. PAY ALL FEES INVOLVED.
3. SUBMIT MANUFACTURER'S SHOP DRAWINGS FOR ENGINEER'S REVIEW PRIOR TO ORDERING OF EQUIPMENT. REVIEW IS FOR GENERAL COMPLIANCE WITH THE DESIGN INTENT. CONTRACTOR IS RESPONSIBLE FOR QUANTITIES, DIMENSIONS AND ACCESSORY ITEMS NECESSARY FOR COMPLETE INSTALLATIONS. PROVIDE ONE SET OF REDLINED AS-BUILT PRINTS TO INDICATE ANY MODIFICATIONS MADE TO THE ORIGINAL DESIGN DRAWINGS. ACCURATELY LOCATE ALL PIPING SERVICES, INVERTS, ETC. PROVIDE A ELECTRONIC COPY OF THE OPERATION AND MAINTENANCE MANUALS
4. GAS PIPING SHALL BE SCHEDULE 40 BLACK STEEL. PIPING JOINTS 2" AND UNDER SHALL BE THREADED, 2-1/2" AND LARGER SHALL BE WELDED. ALL EXPOSED GAS PIPING SHALL BE PAINTED WITH A RUST INHIBITING PAINT. WORK TO BE IN ACCORDANCE WITH THE INTERNATIONAL FUEL GAS CODE, 2009 EDITION.
5. PROVIDE 3M OR HILTI THRU SLAB FIRESTOPPING SYSTEMS (UL LISTED) FOR PVC PIPING PENETRATING RATED SLABS OR WALLS.
6. LOCATION OF EXISTING PIPING AND EQUIPMENT PER RECORD DRAWINGS AND FIELD OBSERVATION OF EXISTING CONDITIONS AS MADE VISIBLE TO THE PLUMBING CONTRACTOR DURING THE DESIGN AND/OR BID PHASE. PLUMBING CONTRACTOR NOT RESPONSIBLE FOR UNKNOWN OR HIDDEN CONDITIONS.

PLUMBING LEGEND	
SYMBOL/ ABBREVIATION	DESCRIPTION
EX	EXISTING
⊕	CONNECT TO EXISTING
—⊳⊲—	SHUT-OFF VALVE
—⊳⊲—	GAS REGULATOR
G	NATURAL GAS

GAS INPUT SCHEDULE – METER #1	
BASED ON TABLE 402.4(3) 2009 IFGC	
TOTAL EQUIVALENT LENGTH OF PIPE: 650'	
REQUIRED DELIVERY PRESSURE: 2 PSI	
EQUIPMENT	LOAD (CFH)
EXIST RTU	180
NEW RTUs (12 @ 400 CFH EACH)	4800
TOTAL	4,980

GAS INPUT SCHEDULE – METER #2	
BASED ON TABLE 402.4(3) 2009 IFGC	
TOTAL EQUIVALENT LENGTH OF PIPE: 800'	
REQUIRED DELIVERY PRESSURE: 2 PSI	
EQUIPMENT	LOAD (CFH)
NEW RTUs (12 @ 400 CFH EACH)	4800
TOTAL	4,800

GAS INPUT SCHEDULE – METER #3	
BASED ON TABLE 402.4(3) 2009 IFGC	
TOTAL EQUIVALENT LENGTH OF PIPE: 750'	
REQUIRED DELIVERY PRESSURE: 2 PSI	
EQUIPMENT	LOAD (CFH)
EXIST RTUs (5 @ 180 CFH EACH)	900
NEW RTUs (12 @ 400 CFH EACH)	4800
TOTAL	5,700

1"G TO EACH RTU, TYP
EX GAS METER #1
EX GAS METER #2
EX GAS METER #3
ROUTE 2½"G UP, EXPOSED ON EXTERIOR WALL, AND ONTO ROOF, TYP

1 GAS PIPING PLAN
P101.1 1" = 60'-0"

Freeland Contracting Co.
2100 Integrity Drive S.
Columbus, OH 43209
Phone (614)443-2718
Fax (614)443-2738

Zulily - HVAC Integration

3051 Creekside Parkway, Obetz, Ohio 43125

GAS PIPING PLAN

Michael T. Collins, P.E.
Consulting Engineer
9180 Hawthorne Point
Westerville, Ohio 43082
(614)898-0132 Fax (614)448-4758
PE #39557, Expiration: 12/31/2015

Project Number: 15006
Drawn By: MJA
Date: 05/04/2015

P101.1

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Certified Drawing for 48TC
Project: Zulily
Prepared By:
BACK
SIDE
LEFT
TOP
FRONT
RIGHT
DEDICATED VERTICAL AIRFLOW UNIT

O.A. REQUIREMENTS

(PER OHIO MECHANICAL CODE)

OCCUPANCY CLASSIFICATION	PEOPLE DENSITY #/ 1000	ZONE POPULATION PEOPLE	PEOPLE OUTDOOR AIR RATE	RP/PZ PEOPLE CFM	AREA OUTDOOR AIR RATE	ZONE FLOOR AREA SQ. FT.	RA/AZ SQ. FT. CFM	OUTDOOR AIR REQUIRED CFM
STORAGE/ WAREHOUSES	--	--	--	—	.06	737,354	44,240	44,240
					ZONE AIR EFFECTIVENESS (EZ)			.08
					TOTAL OUTSIDE AIR REQUIRED.			55,300

COMMENTS:
THE (36) PACKAGED RTU'S SERVING THE WAREHOUSE AREA SHALL DELIVER 1540 CFM OF O.A. EACH.

EQUIPMENT SCHEDULE

RTU 1–6

EXISTING PACKAGED ROOFTOP UNITS TO REMAIN. HVAC CONTRACTOR SHALL UPGRADE THE TEMPERATURE CONTROLS ON THE UNIT AND CONNECT TO THE NEW COMMUNICATION BUS. PROVIDE ALL WIRING, PROGRAMMING, AND COMISSIONING WORK REQUIRED TO COMPLETE THE TC UPGRADE.

RTU 7–42

CARRIER PACKAGED ROOFTOP UNIT. M#48TCFD30. RTU'S ARE A STANDARD EFFICIENCY MODEL EQUIPPED WITH GAS HEAT, 2 STAGE COOLING, 2 STAGE HEATING AND ELECTRO MECHANICAL CONTROLS. RTU'S ARE RATED FOR 27.5 TONS OF COOLING CAPACITY, 400MBH HEATING CAPACITY AND 11,000 CFM BLOWER CAPACITY. INCLUDE FACTORY ROOF CURBS. (14" HIGH).

RTU'S SHALL BE FURNISHED WITH FACTORY INSTALLED ENTHALPY CONTROLLED ECONOMIZERS, BAROMETRIC RELIEFS, HINGED ACCESS PANELS, POWERED CONVIENENCE OUTLETS, NON–FUSED DISCONNECT SWITCHES, CONDENSER LOUVERED HAIL GUARDS AND HIGH EFFICIENCY BLOWER MOTORS.

EACH RTU REQUIRES A 90AMP CIRCUIT @ 460 VOLT – THREE PHASE POWER (MINIMUM CIRCUIT AMPS = 72.8AMPS.

HVAC CONTRACTOR SHALL INSTALL DDC TEMPERATURE CONTROLS FOR EACH RTU AND INSTALL NEW COMMUNICATION BUS THROUGH–OUT ENTIRE BUILDING. PROVIDE ALL WIRING, PROGRAMMING AND COMISSIONING WORK REQUIRED TO COMPLETE THE DDC CONTROL INSTALLATION.

PLAN VIEW OF ROOF CURB.

AIR DEVICE SCHEDULE

A – INDUSTRIAL SUPPLY AIR GRILLE EQUAL TO DAYNUS MODEL DAIGHV – DOUBLE DEFLECTION INDIVIDUALLY ADJUSTABLE BLADES ON 1.5" SPACING – ALUMINUM CONSTRUCTION – SILVER FINISH. SA GRILLE SIZE WILL BE 12"x12" – 500 CFM.

B – INDUSTRIAL SUPPLY AIR GRILLE EQUAL TO DAYNUS MODEL DAIGH – DOUBLE DEFLECTION INDIVIDUALLY ADJUSTABLE BLADES ON 1.5" SPACING (HORIZONTAL) – ALUMINUM CONSTRUCTION – SILVER FINISH. SA GRILLE SIZE WILL BE 12"x12" – 550 CFM.

C – INDUSTRIAL SUPPLY AIR GRILLE EQUAL TO DAYNUS MODEL DAIGH – DOUBLE DEFLECTION INDIVIDUALLY ADJUSTABLE BLADES ON 1.5" SPACING (HORIZONTAL) – ALUMINUM CONSTRUCTION – SILVER FINISH. SA GRILLE SIZE WILL BE 24"x12" – 1100 CFM.

D – INDUSTRIAL SUPPLY AIR GRILLE EQUAL TO DAYNUS MODEL DAIGV – DOUBLE DEFLECTION INDIVIDUALLY ADJUSTABLE BLADES ON 1.5" SPACING (VERTICAL) – ALUMINUM CONSTRUCTION – SILVER FINISH. SA GRILLE SIZE WILL BE 30"x14" – 2700 CFM.

E – INDUSTRIAL SUPPLY AIR GRILLE EQUAL TO DAYNUS MODEL DAIGV – DOUBLE DEFLECTION INDIVIDUALLY ADJUSTABLE BLADES ON 1.5" SPACING (VERTICAL) – ALUMINUM CONSTRUCTION – SILVER FINISH. SA GRILLE SIZE WILL BE 30"x24" – 3700 CFM.

STATE OF OHIO
TIM PRATER
E-51932
5/4/15

INSTALL 3"x3"x16 GA. ANGLE IN CURB TO SUPPORT EXPANDED METAL SCREEN FOR RETURN.
ROOF CURB (TYP.)
OPEN WEB JOIST (TYP.)
42"x42"
SUPPLY BOOT ANGLE DOWN AT 45 DEGREES. FURNISH ADJUSTABLE SUPPLY AIR GRILLE
(D= 4 WAY DISTRIBUTION)
(3= 3 WAY DISTRUBTION)
CONCENTRIC SUPPLY AIR TERMINATION ASSEMBLY. (2 WAY DISTRIBUTION SHOWN)
ANGLE END CAP 30 DEGREES.

SECTION VIEW OF CONCENTRIC TERMINATION ASSEMBLY

K
J
H
S.A. DUCT DROP FROM RTU–12.
TOP OF DUCT TIGHT TO BOTTOM OF GIRDER.
44" HIGH GIRDER BEAM.
56" HIGH GIRDER BEAM.
B–550 (TYP. OF 56)
C–1100 (TYP. OF 6)
18"x18"
24"x18"
30"x18"
36"x18"
48"x30"
14"x14"
9
8
7
6
5
4
3
2
1
NEW SHELVING SYSTEM 27' TALL

SECTION VIEW OF AIR DISTRIBUTION

COLUMN LINE 5 LOOKING SOUTH.
TYPICAL FOR RTU–9, RTU–12, & RTU–15

H–2–15114.DWG

PRATER
Engineering Associates, Inc.
6130 Wilcox Road
Dublin, Ohio 43016
(614) 766 4896
FAX: (614) 766 2354

DESIGNED BY	DRAWN BY	CHECKED BY	JOB NUM.
WP OHIO AC	PEA	WP OHIO AC	15114

Zulily - HVAC Integration

3051 Creekside Parkway, Obetz, Ohio 43125

Project Number: 15114
Drawn By: ARP
Date: 05/4/2015

H-1

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RTU-42
R.A.
S.A.
GIRDER
TR
FIRST FLOOR
A-500
(RTU-41&42 ONLY)
SECOND FLOOR
GROUND FLOOR

SOUTH ELEVATION
LOOKING WEST 1/4"=1'0"

RTU-38
R.A.
S.A.
TR
FIRST FLOOR
SECOND FLOOR
GROUND FLOOR

NORTH ELEVATION
LOOKING WEST 1/4"=1'0"

RTU-38
48"x30"
1600 CFM - 70 FT
2200 CFM - 90 FT
TRANS.
32"x30"
FIRST FLOOR.
1500 CFM - 60 FT
2200 CFM - 90 FT
TRANS.
24"x20"
FIRST FLOOR.
1500 CFM - 60 FT
2000 CFM - 80 FT
GROUND FLOOR.

SECTION VIEW OF RTU-38
LOOKING NORTH 1/4"=1'0"

STATE OF OHIO
TIM
PRATER
E-51932
5/4/15

Zulily - HVAC Integration

3051 Creekside Parkway, Obetz, Ohio 43125

H-2-15114.DWG

PRATER
Engineering Associates, Inc.
6130 Wilcox Road
Dublin, Ohio 43016
(614) 766 4896
FAX: (614) 766 2354

DESIGNED BY	DRAWN BY	CHECKED BY	JOB NUM.
MID OHIO AC	PEA	MID OHIO AC	15114

Project Number:	15006
Drawn By:	Author
Date:	05/04/2015

H-2

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SHEET NOTES:

1. ALL CONDUITS SHOWN ARE TO BE ROUTED ON ROOF

CODED NOTES: (#)

1. 12"X12"X16" JB MOUNTED ON STRUCTURE. PROVIDE (1) #2/3 TYPE M/C CABLE FROM PANEL TO JB. EXTEND (1) 1-1/4" EMT W/ (3) #2 & (1) #1 G FROM JB THROUGH ROOF AND EXTEND ON ROOF TO HVAC UNIT SHOWN. INSTALL CONDUIT ON ROOF W/ RAINTIGHT FITTINGS APPROX. 6" ABOVE ROOF.
2. MAKE FINAL CONNECTION TO NEW ROOFTOP HVAC UNIT. UNIT WILL BE PROVIDED W/ FACTORY INSTALLED DISCONNECT AND SERVICE GFCI RECEPTACLE.
3. PROVIDE (1) #3/3 TYPE M/C CABLE TO PANEL AS SHOWN. TRANSITION TO SEALTIGHT BEFORE GOING THROUGH ROOF CURB.
4. PROVIDE (1) #2/3 TYPE M/C CABLE TO PANEL AS SHOWN. TRANSITION TO SEALTIGHT BEFORE GOING THROUGH ROOF CURB.
5. 12"X12"X6" JB MOUNTED TO STRUCTURE. PROVIDE (2) #2/3 TYPE M/C CABLE FROM PANEL TO JB. EXTEND (1) 1-1/4" EMT W/ (3) #2 & (1) #1G THROUGH ROOF AND EXTEND ON ROOF TO EACH HVAC UNIT SHOWN. INSTALL CONDUIT ON ROOF WITH RAINTIGHT FITTINGS APPROX. 6" ABOVE THE ROOF.
6. 18"X18"X6" JB MOUNTED TO STRUCTURE. PROVIDE (3) #2/3 TYPE M/C CABLE FROM PANEL TO JB. EXTEND (1) 1-1/4" EMT W/ (3) #2 & (1) #8G THROUGH ROOF AND EXTEND ON ROOF TO EACH HVAC UNIT SHOWN. INSTALL CONDUIT ON ROOF WITH RAINTIGHT FITTINGS APPROX 6" ABOVE THE ROOF.
7. 18"X18"X6" JB MOUNTED TO STRUCTURE. PROVIDE (4) #2/3 TYPE M/C CABLE FROM PANEL TO JB. EXTEND (1) 1-1/4" EMT W/ (3) #2 & (1) #8G THROUGH ROOF AND EXTEND ON ROOF TO EACH HVAC UNIT SHOWN. INSTALL CONDUIT ON ROOF WITH RAINTIGHT FITTINGS APPROX 6" ABOVE THE ROOF.
8. PROVIDE (1) #1/3 TYPE M/C CABLE TO PANEL AS SHOWN. TRANSITION TO SEALTIGHT BEFORE GOING THROUGH ROOF CURB.
9. 24"X24"X6" JB MOUNTED TO STRUCTURE. PROVIDE (1) #2/3 TYPE M/C CABLE, (1) #1/3 TYPE M/C CABLE AND (1) #1/0/3 TYPE M/C CABLE FROM PANEL TO JB. EXTEND (1) 1-1/2" EMT W/ (3) #1/O, (1) #8G THROUGH ROOF TO RTU#17. EXTEND (1) 1-1/4" EMT W/ (3) #1 & (1) #6 G THROUGH ROOF TO RTU #14. EXTEND (1) 1-1/4" EMT W/ (3) #2 & (1) #8 G THROUGH ROOF TO RTU#11. INSTALL CONDUIT ON ROOF WITH RAINTIGHT FITTINGS APPROX 6" ABOVE THE ROOF.

EXIST SWBD A-22 (SERVICE #5)
NEW PANEL "A-22-HVAC-7"
NEW PANEL "A-22-HVAC-6"
NEW PANEL "HVAC-5"
EXISTING SERVICE #4 WIREWAY
EXISTING PANEL MDP
EXISTING SERVICE #3 WIREWAY
EXISTING SERVICE #2 PANELBOARD K12
NEW PANEL "K-12-HVAC-3"
NEW PANEL "K-34-HVAC-1"
EXIST SWBD K-34 (SERVICE #1)
NEW PANEL "K-34-HVAC-2"

1 FLOOR PLAN - ELECTRICAL
1/64" = 1'-0"

855 grandview ave.
suite 295
columbus, ohio 43215
tel: 614.487.8770
fax: 614.487.8777

Client:
ZULILY - HVAC INTEGRATION
3051 CREEKSIDE PARKWAY
OBETZ, OH 43125

Drawing Release Dates

Drawings issued:	Date:
■ Schematic	
■ Manufacturer Review	
■ Zoning Variance	-
■ Bid & Permit	05-04-2015
□ Construction	-
□ -	-
□ -	-

Revisions

Seal:
STATE OF OHIO
BENJAMIN BIADA
E-74021
REGISTERED PROFESSIONAL ENGINEER

Project Number

North Arrow

Sheet Title
FLOOR PLAN
ELECTRICAL

Sheet Number
E2-1

{02815422.DOCX;1 }2 }
18 of 18

A-22 HVAC-7

PANEL NAME	A-22 HVAC-7	VOLTAGE	480	PHASE	3	WIRE	4
FED FROM: SWITCHBOARD A22							

#	K	L	R	M	X	H	C	BREAKER AMP	BREAKER POLE	DESCRIPTION	KVA/PHASE A	KVA/PHASE B	KVA/PHASE C	DESCRIPTION	BREAKER AMP	BREAKER POLE	K	L	R	M	X	H	C	#
1							20.0	90	3	RTU-34	40.0			RTU-29	90	3							20.0	2
3							20.0					40.0											20.0	4
5							20.0						40.0										20.0	6
7							20.0	90	3	RTU-31	40.0			RTU-30	90	3							20.0	8
9							20.0					40.0											20.0	10
11							20.0						40.0										20.0	12
13							20.0	90	3	RTU-28	20.0			SPACE										14
15							20.0					20.0		SPACE										16
17							20.0						20.0	SPACE										18
19										SPACE	0.0			SPACE										20
										TOTAL CONNECTED LOAD/PH	100.0	100.0	100.0											
	0.0	0.0	0.0	0.0	0.0	0.0	300.0			SUBFED TCL FROM	300.00													
										TOTAL CONNECTED LOAD	600.00													

K = KITCHEN	DEMAND 65%	0.0	KVA
L = LITE	DEMAND 100%	0.0	KVA
R = RCPT	FIRST 10KVA AT 100% AND REMAINING AT 50%	0.0	KVA
M = MOTOR	DEMAND 100%	0.0	KVA
X = MISC	DEMAND 100%	0.0	KVA
H = HEAT	DEMAND 100% IF H>C, 0% IF H<C	0.0	KVA
C = COOL	DEMAND 100% IF C>H, 0% IF C<H	300.0	KVA
	TOTAL PANEL CONNECTED =	300.0	KVA
		361.3	AMPS

BREAKER NOTES
- H = PROVIDE HID RATED BREAKER.
- L = PROVIDE A BREAKER LOCK ON DEVICE
- T = PROVIDE A SHUNT TRIP BREAKER.
- G = PROVIDE A GFI BREAKER.
- A = PROVIDE AN ARC FAULT CIRCUIT INTERRUPTER BREAKER.

A-22 HVAC-6

PANEL NAME	A-22 HVAC-6	VOLTAGE	480	PHASE	3	WIRE	4
FED FROM: SWITCHBOARD A22							

#	K	L	R	M	X	H	C	BREAKER AMP	BREAKER POLE	DESCRIPTION	KVA/PHASE A	KVA/PHASE B	KVA/PHASE C	DESCRIPTION	BREAKER AMP	BREAKER POLE	K	L	R	M	X	H	C	#
1							20.0	90	3	RTU-25	40.0			RTU-19	90	3							20.0	2
3							20.0					40.0											20.0	4
5							20.0						40.0										20.0	6
7							20.0	90	3	RTU-26	40.0			RTU-22	90	3							20.0	8
9							20.0					40.0											20.0	10
11							20.0						40.0										20.0	12
										TOTAL CONNECTED LOAD/PH	80.0	80.0	80.0											
	0.0	0.0	0.0	0.0	0.0	0.0	240.0			SUBFED TCL FROM	240.00													
										TOTAL CONNECTED LOAD	480.00													

K = KITCHEN	DEMAND 65%	0.0	KVA
L = LITE	DEMAND 100%	0.0	KVA
R = RCPT	FIRST 10KVA AT 100% AND REMAINING AT 50%	0.0	KVA
M = MOTOR	DEMAND 100%	0.0	KVA
X = MISC	DEMAND 100%	0.0	KVA
H = HEAT	DEMAND 100% IF H>C, 0% IF H<C	0.0	KVA
C = COOL	DEMAND 100% IF C>H, 0% IF C<H	240.0	KVA
	TOTAL PANEL CONNECTED =	240.0	KVA
		289.0	AMPS

BREAKER NOTES
- H = PROVIDE HID RATED BREAKER.
- L = PROVIDE A BREAKER LOCK ON DEVICE
- T = PROVIDE A SHUNT TRIP BREAKER.
- G = PROVIDE A GFI BREAKER.
- A = PROVIDE AN ARC FAULT CIRCUIT INTERRUPTER BREAKER.

HVAC-5

PANEL NAME	HVAC-5	VOLTAGE	480	PHASE	3	WIRE	4
FED FROM: SERVICE #4 WIREWAY							

#	K	L	R	M	X	H	C	BREAKER AMP	BREAKER POLE	DESCRIPTION	KVA/PHASE A	KVA/PHASE B	KVA/PHASE C	DESCRIPTION	BREAKER AMP	BREAKER POLE	K	L	R	M	X	H	C	#
1							20.0	90	3	RTU-16	40.0			RTU-10	90	3							20.0	2
3							20.0					40.0											20.0	4
5							20.0						40.0										20.0	6
7							20.0	90	3	RTU-13	40.0			RTU-7	90	3							20.0	8
9							20.0					40.0											20.0	10
11							20.0						40.0										20.0	12
										TOTAL CONNECTED LOAD/PH	80.0	80.0	80.0											
	0.0	0.0	0.0	0.0	0.0	0.0	240.0			SUBFED TCL FROM	240.00													
										TOTAL CONNECTED LOAD	480.00													

K = KITCHEN	DEMAND 65%	0.0	KVA
L = LITE	DEMAND 100%	0.0	KVA
R = RCPT	FIRST 10KVA AT 100% AND REMAINING AT 50%	0.0	KVA
M = MOTOR	DEMAND 100%	0.0	KVA
X = MISC	DEMAND 100%	0.0	KVA
H = HEAT	DEMAND 100% IF H>C, 0% IF H<C	0.0	KVA
C = COOL	DEMAND 100% IF C>H, 0% IF C<H	240.0	KVA
	TOTAL PANEL CONNECTED =	240.0	KVA
		289.0	AMPS

BREAKER NOTES
- H = PROVIDE HID RATED BREAKER.
- L = PROVIDE A BREAKER LOCK ON DEVICE
- T = PROVIDE A SHUNT TRIP BREAKER.
- G = PROVIDE A GFI BREAKER.
- A = PROVIDE AN ARC FAULT CIRCUIT INTERRUPTER BREAKER.

MCB PANEL

K-12 HVAC 3

PANEL NAME	K-12 HVAC 3	VOLTAGE	480	PHASE	3	WIRE	4
FED FROM: SWITCHBOARD K-12							

#	K	L	R	M	X	H	C	BREAKER AMP	BREAKER POLE	DESCRIPTION	KVA/PHASE A	KVA/PHASE B	KVA/PHASE C	DESCRIPTION	BREAKER AMP	BREAKER POLE	K	L	R	M	X	H	C	#
1							20.0	90	3	RTU-27	40.0			RTU-21	90	3							20.0	2
3							20.0					40.0											20.0	4
5							20.0						40.0										20.0	6
7							20.0	90	3	RTU-24	40.0			RTU-20	90	3							20.0	8
9							20.0					40.0											20.0	10
11							20.0						40.0										20.0	12
13							20.0	90	3	RTU-23	20.0			SPACE										14
15							20.0					20.0		SPACE										16
17							20.0						20.0	SPACE										18
19										SPACE	0.0			SPACE										20
										TOTAL CONNECTED LOAD/PH	100.0	100.0	100.0											
	0.0	0.0	0.0	0.0	0.0	0.0	300.0			SUBFED TCL FROM	300.00													
										TOTAL CONNECTED LOAD	600.00													

K = KITCHEN	DEMAND 65%	0.0	KVA
L = LITE	DEMAND 100%	0.0	KVA
R = RCPT	FIRST 10KVA AT 100% AND REMAINING AT 50%	0.0	KVA
M = MOTOR	DEMAND 100%	0.0	KVA
X = MISC	DEMAND 100%	0.0	KVA
H = HEAT	DEMAND 100% IF H>C, 0% IF H<C	0.0	KVA
C = COOL	DEMAND 100% IF C>H, 0% IF C<H	300.0	KVA
	TOTAL PANEL CONNECTED =	300.0	KVA
		361.3	AMPS

BREAKER NOTES
- H = PROVIDE HID RATED BREAKER.
- L = PROVIDE A BREAKER LOCK ON DEVICE
- T = PROVIDE A SHUNT TRIP BREAKER.
- G = PROVIDE A GFI BREAKER.
- A = PROVIDE AN ARC FAULT CIRCUIT INTERRUPTER BREAKER.

K-34 HVAC 2

PANEL NAME	K-34 HVAC 2	VOLTAGE	480	PHASE	3	WIRE	4
FED FROM: SWITCHBOARD K-34							

#	K	L	R	M	X	H	C	BREAKER AMP	BREAKER POLE	DESCRIPTION	KVA/PHASE A	KVA/PHASE B	KVA/PHASE C	DESCRIPTION	BREAKER AMP	BREAKER POLE	K	L	R	M	X	H	C	#
1							20.0	90	3	RTU-38	40.0			RTU-33	90	3							20.0	2
3							20.0					40.0											20.0	4
5							20.0						40.0										20.0	6
7							20.0	90	3	RTU-37	40.0			RTU-32	90	3							20.0	8
9							20.0					40.0											20.0	10
11							20.0						40.0										20.0	12
13							20.0	90	3	RTU-35	20.0			SPACE										14
15							20.0					20.0		SPACE										16
17							20.0						20.0	SPACE										18
19										SPACE	0.0			SPACE										20
										TOTAL CONNECTED LOAD/PH	100.0	100.0	100.0											
	0.0	0.0	0.0	0.0	0.0	0.0	300.0			SUBFED TCL FROM	300.00													
										TOTAL CONNECTED LOAD	600.00													

K = KITCHEN	DEMAND 65%	0.0	KVA
L = LITE	DEMAND 100%	0.0	KVA
R = RCPT	FIRST 10KVA AT 100% AND REMAINING AT 50%	0.0	KVA
M = MOTOR	DEMAND 100%	0.0	KVA
X = MISC	DEMAND 100%	0.0	KVA
H = HEAT	DEMAND 100% IF H>C, 0% IF H<C	0.0	KVA
C = COOL	DEMAND 100% IF C>H, 0% IF C<H	300.0	KVA
	TOTAL PANEL CONNECTED =	300.0	KVA
		361.3	AMPS

BREAKER NOTES
- H = PROVIDE HID RATED BREAKER.
- L = PROVIDE A BREAKER LOCK ON DEVICE
- T = PROVIDE A SHUNT TRIP BREAKER.
- G = PROVIDE A GFI BREAKER.
- A = PROVIDE AN ARC FAULT CIRCUIT INTERRUPTER BREAKER.

K-34 HVAC 1

PANEL NAME	K-34 HVAC 1	VOLTAGE	480	PHASE	3	WIRE	4
FED FROM: SWITCHBOARD K-34							

#	K	L	R	M	X	H	C	BREAKER AMP	BREAKER POLE	DESCRIPTION	KVA/PHASE A	KVA/PHASE B	KVA/PHASE C	DESCRIPTION	BREAKER AMP	BREAKER POLE	K	L	R	M	X	H	C	#
1							20.0	90	3	RTU-42	40.0			RTU-40	90	3							20.0	2
3							20.0					40.0											20.0	4
5							20.0						40.0										20.0	6
7							20.0	90	3	RTU-4	40.0			RTU-39	90	3							20.0	8
9							20.0					40.0											20.0	10
11							20.0						40.0										20.0	12
13							20.0	90	3	RTU-36	20.0			SPACE										14
15							20.0					20.0		SPACE										16
17							20.0						20.0	SPACE										18
19										SPACE	0.0			SPACE										20
										TOTAL CONNECTED LOAD/PH	100.0	100.0	100.0											
	0.0	0.0	0.0	0.0	0.0	0.0	300.0			SUBFED TCL FROM	300.00													
										TOTAL CONNECTED LOAD	600.00													

K = KITCHEN	DEMAND 65%	0.0	KVA
L = LITE	DEMAND 100%	0.0	KVA
R = RCPT	FIRST 10KVA AT 100% AND REMAINING AT 50%	0.0	KVA
M = MOTOR	DEMAND 100%	0.0	KVA
X = MISC	DEMAND 100%	0.0	KVA
H = HEAT	DEMAND 100% IF H>C, 0% IF H<C	0.0	KVA
C = COOL	DEMAND 100% IF C>H, 0% IF C<H	300.0	KVA
	TOTAL PANEL CONNECTED =	300.0	KVA
		361.3	AMPS

BREAKER NOTES
- H = PROVIDE HID RATED BREAKER.
- L = PROVIDE A BREAKER LOCK ON DEVICE
- T = PROVIDE A SHUNT TRIP BREAKER.
- G = PROVIDE A GFI BREAKER.
- A = PROVIDE AN ARC FAULT CIRCUIT INTERRUPTER BREAKER.

(E)MDP-1

PANEL NAME	(E)MDP-1	VOLTAGE	480	PHASE	3	WIRE	4
FED FROM: SERVICE #3 WIREWAY							

#	K	L	R	M	X	H	C	BREAKER AMP	BREAKER POLE	DESCRIPTION	KVA/PHASE A	KVA/PHASE B	KVA/PHASE C	DESCRIPTION	BREAKER AMP	BREAKER POLE	K	L	R	M	X	H	C	#
1							20.0	90	3	RTU-18 (NOTE 1)	40.0			RTU-9 (NOTE 2)	90	3							20.0	2
3							20.0					40.0											20.0	4
5							20.0						40.0										20.0	6
7							20.0	90	3	RTU-15 (NOTE 1)	40.0			RTU-12 (NOTE 2)	90	3							20.0	8
9							20.0					40.0											20.0	10
11							20.0						40.0										20.0	12
13								80	3	SPARE	20.0			RTU-8 (NOTE 1)	90	3							20.0	14
15												20.0											20.0	16
17													20.0										20.0	18
19							14.0	90	3	TRANSFORMER J1 #1	34.0			RTU-11 (NOTE 1)	90	3							20.0	20
21							14.0					34.0											20.0	22
23							14.0						34.0										20.0	24
25								80	3	SPARE	0.0			SPARE	80	3								26
27												0.0												28
29													0.0											30
31							20.0	90	3	RTU-17 (NOTE 2)	21.0			EXISTING CEILING FANS	20	3					1.0			32
33							20.0					21.0									1.0			34
35							20.0						21.0								1.0			36
37							20.0	90	3	RTU-14 (NOTE 2)	21.0			EXISTING CEILING FANS	20	3					1.0			38
39							20.0					21.0									1.0			40
41							20.0						21.0								1.0			42
										TOTAL CONNECTED LOAD/PH	176.0	176.0	176.0											
	0.0	0.0	0.0	0.0	6.0	0.0	522.0			SUBFED TCL FROM	528.00													
										TOTAL CONNECTED LOAD	1056.00													

K = KITCHEN	DEMAND 65%	0.0	KVA
L = LITE	DEMAND 100%	0.0	KVA
R = RCPT	FIRST 10KVA AT 100% AND REMAINING AT 50%	0.0	KVA
M = MOTOR	DEMAND 100%	0.0	KVA
X = MISC	DEMAND 100%	6.0	KVA
H = HEAT	DEMAND 100% IF H>C, 0% IF H<C	0.0	KVA
C = COOL	DEMAND 100% IF C>H, 0% IF C<H	522.0	KVA
	TOTAL PANEL CONNECTED =	528.0	KVA
		635.8	AMPS

BREAKER NOTES
- H = PROVIDE HID RATED BREAKER.
- L = PROVIDE A BREAKER LOCK ON DEVICE
- T = PROVIDE A SHUNT TRIP BREAKER.
- G = PROVIDE A GFI BREAKER.
- A = PROVIDE AN ARC FAULT CIRCUIT INTERRUPTER BREAKER.

NOTES
1. REPLACE EXISTING 80A/3P BRKR WITH NEW 90A/3P BRKR SAME TYPE
2. RE-USE EXISTING 90A/3P BRKR IN PANEL

r e d
855 grandview ave.
suite 295
columbus, ohio 43215
tel: 614.487.8770
fax: 614.487.8777

Client:
ZULILY - HVAC INTEGRATION
3051 CREEKSIDE PARKWAY
OBETZ, OH 43125

Drawing Release Dates:

Drawings issued:	Date:
■ Schematic	
■ Manufacturer Review	
■ Zoning Variance	-
■ Bid & Permit	05-04-2015
☐ Construction	-
☐ -	-
☐ -	-

Revisions

Seal:
STATE OF OHIO
BENJAMIN BIADA
E-74021
REGISTERED
PROFESSIONAL ENGINEER
5/4/15

Project Number:

North Arrow:

Sheet Title:
SCHEDULES
ELECTRICAL

Sheet Number:
E3-1

{02815422.DOCX;1 }2 }
19 of 19

CONDUCTOR NOMENCLATURE

(D)250•4AI*

- FEEDER SIZED TO COMPENSATE FOR VOLTAGE DROP
- SPECIAL • ISOLATED GROUND (I)
- CONDUCTOR MATERIAL COPPER (C) VS. ALUMINUM (A)
- NUMBER OF CONDUCTORS
- CONDUCTOR AMPACITY
- GROUND SIZED FOR DERIVED SERVICE (D) OR REMOVED FOR SERVICE ENTRANCE FROM UTILITY (U).

* ALL ISOLATED GROUND CONDUCTORS SHALL BE * CONTINUED TO SERVICE ENTRANCE GROUND BAR.

ONE LINE RISER WIRE SIZES

(E)200-4C	(4) #300 kCMIL - 4 WIRE FLEX EXIST (90 FT)
(E)400-4C	(4) #750 MCM Cu, #3 MCM Cu G IN EXISTING 4" EMT
400-3C	(3) #600 MCM Cu, #3 MCM Cu G IN 4" EMT

SHEET NOTES:

A. PARALLEL FEEDER CONDUCTORS SHALL BE CUT TO EXACTLY THE SAME LENGTHS AND SHALL BE FROM THE SAME FACTORY RUN. ALL CONNECTIONS FOR SAME SHALL BE TORQUED TO IDENTICAL VALUES.

B. EXTERIOR ELECTRICAL WORK SHALL NOT ONLY BE WEATHERPROOF AND WATER-TIGHT, BUT SHALL ALSO BE RUST-RESISTANT.

C. CONDUCTORS BELOW GRADE OR SUBJECT TO MOISTURE SHALL BE "XHHW-2".

D. PROVIDE FACTORY SERIES COORDINATION FOR ALL CIRCUIT BREAKERS (INCLUDING ALL BRANCH BREAKERS), RELATIVE TO "UPSTREAM" BREAKERS, SO THAT ONLY THE BREAKER CLOSEST IN THE CIRCUIT TO THE LOAD TRIPS UPON AN OVERLOAD OR FAULT CONDITION.

E. POWER DISTRIBUTION EQUIPMENT SUPPLIER SHALL PROVIDE EQUIPMENT APPROPRIATELY RATED AND BRACED TO ACCOMMODATE THE AVAILABLE FAULT CURRENT AT THE UTILITY COMPANY TRANSFORMER SECONDARIES. THIS SUPPLIER SHALL ACCORDINGLY PROVIDE ANY RELATED CALCULATIONS SO THAT THEIR EQUIPMENT IS PROPERLY COORDINATED FOR THE AVAILABLE FAULT CURRENT. THE ELECTRICAL CONTRACTOR SHALL PROVIDE THIS SUPPLIER WITH COPIES OF THE ELECTRICAL DOCUMENTS AS REQUIRED SO THAT PROPERLY RATED/BRACED EQUIPMENT IS PROVIDED UNDER BASE BID.

F. GROUNDING ELECTRODE CONDUCTORS SHALL BE PROVIDED IN STRICT COMPLIANCE WITH NEC, INCLUDING NEC ARTICLE 250 AND TABLE 250-66.

G. EQUIPMENT GROUNDING CONDUCTORS SHALL BE PROVIDED IN STRICT COMPLIANCE WITH NEC, INCLUDING NEC ARTICLE 250 AND TABLE 250-122. THESE CONDUCTORS MAY NOT BE INDICATED ON RISERS OR SINGLE-LINES, BUT SHALL BE PROVIDED UNDER BASE BID NEVERTHELESS.

H. WORKING CLEARANCES SHALL BE PROVIDED FOR ALL ELECTRICAL EQUIPMENT (SWITCHBOARDS, PANELBOARDS, TRANSFORMERS, STARTERS, DISCONNECTS, ETC. AS APPLICABLE) IN STRICT COMPLIANCE WITH NEC CHAPTER 1, PART B, SECTION 110-26(a). LOCATIONS SHOWN ON FLOOR PLANS ARE SCHEMATIC AND DIAGRAMMATIC IN NATURE. THE ELECTRICAL CONTRACTOR SHALL BE RESPONSIBLE FOR ENSURING COMPLIANCE WITH THE ABOVE NEC REFERENCE. THIS REQUIREMENT APPLIES TO EQUIPMENT ON FLOOR PLANS AS WELL AS TO EQUIPMENT SHOWN ON RISER.

I. HOLD ALL NEW OVERHEAD ELECTRICAL WORK AS TIGHT AS POSSIBLE TO THE BOTTOM OF THE OVERHEAD STRUCTURE. LOCATE ANY RELATED PULLBOXES SO THAT THEY WILL BE FULLY ACCESSIBLE AFTER ALL CONSTRUCTION WORK IS COMPLETE. AS WITH ALL WORK, COORDINATE IN ADVANCE WITH ALL OTHER TRADES.

J. ROUTE FEEDER CONDUITS BELOW GRADE WHEREVER POSSIBLE. COORDINATE WITH ALL ARCHITECTURAL, STRUCTURAL & MECHANICAL DRAWINGS VERY CAREFULLY BEFORE LAYING OUT FEEDER ROUTES.

K. ALL PANELS SHALL BE NEMA 1 ENCLOSURES UNLESS OTHERWISE NOTED.

L. ALL PANELS SHALL BE SURFACE MOUNTED UNLESS OTHERWISE NOTED.

CODED NOTES: (#)

1. CONNECT NEW FEED TO PANEL HVAC-1 TO EXISTING SPARE BREAKER IN SWITCHGEAR.
2. FURNISH AND INSTALL NEW CUTLER HAMMER HKD3400 BREAKER IN PREPARED SPACE IN SWITCHGEAR.
3. EXIST (3) #3/O Cu, #6 CU G IN 2" EMT, 15 FT LONG.

(E)PANEL L1
225A MCB
208Y/120V-3PH,4W
(E)PANEL L2
225A MLO
208Y/120V-3PH,4W
(E)TMR
75 kVA
(E)PANEL H4
(E)PANEL H1
(E)PANEL H2
(E)PANEL H3
PANEL K34-HVAC-2
400A MLO
480V-3PH, 3W
PANEL K34-HVAC-1
400A MLO
480V-3PH, 3W
(E)200-4C
(E)400-4C
400-3C
400-3C
(E)K34 SWBD #1
2500A/3P
MAIN
(E) UTILITY PAD MOUNTED TRANSFORMER 2000 kVA

1 SERVICE #1 ONE LINE RISER DIAGRAM
NTS

red
855 grandview ave.
suite 295
columbus, ohio 43215
tel: 614.487.8770
fax: 614.487.8777

Client:
ZULILY - HVAC INTEGRATION
3051 CREEKSIDE PARKWAY
OBETZ, OH 43125

Drawing Release Dates

Drawings issued:	Date:
■ Schematic	
■ Manufacturer Review	
■ Zoning Variance	-
■ Bid & Permit	05-04-2015
□ Construction	-
□ -	-
□ -	-

Revisions

Seal
STATE OF OHIO BENJAMIN BIADA E-74021 REGISTERED PROFESSIONAL ENGINEER

Project Number

North Arrow

Sheet Title
ONE LINE RISER DIAGRAM AND PANEL SCHEDULE ELECTRICAL

Sheet Number
E4-1

{02815422.DOCX;1 }2 }
20 of 20

r e d

855 grandview ave.
suite 295
columbus, ohio 43215
tel: 614.487.8770
fax: 614.487.8777

CONDUCTOR NOMENCLATURE

(D250-4A|*)

- FEEDER SIZED TO COMPENSATE FOR VOLTAGE DROP
- SPECIAL - ISOLATED GROUND (I)
- CONDUCTOR MATERIAL COPPER (C) VS. ALUMINUM (A)
- NUMBER OF CONDUCTORS
- CONDUCTOR AMPACITY
- GROUND SIZED FOR DERIVED SERVICE (D) OR REMOVED FOR SERVICE ENTRANCE FROM UTILITY (U).

* ALL ISOLATED GROUND CONDUCTORS SHALL BE * CONTINUED TO SERVICE ENTRANCE GROUND BAR.

ONE LINE RISER WIRE SIZES

(E)200-3C	(3) #3/0 Cu M/C EXIST
(E)200-4C	(4) #3/O Cu, #6 Cu G IN 2-1/2" EMT EXIST
(E)225-4C	(4) #4/O Cu, #6 Cu G IN EXISTING 2-1/2" EMT
400-3C	(3) #600 MCM Cu, #3 MCM Cu G IN 4" EMT

SHEET NOTES:

A. PARALLEL FEEDER CONDUCTORS SHALL BE CUT TO EXACTLY THE SAME LENGTHS AND SHALL BE FROM THE SAME FACTORY RUN. ALL CONNECTIONS FOR SAME SHALL BE TORQUED TO IDENTICAL VALUES.

B. EXTERIOR ELECTRICAL WORK SHALL NOT ONLY BE WEATHERPROOF AND WATER-TIGHT, BUT SHALL ALSO BE RUST-RESISTANT.

C. CONDUCTORS BELOW GRADE OR SUBJECT TO MOISTURE SHALL BE "XHHW-2".

D. PROVIDE FACTORY SERIES COORDINATION FOR ALL CIRCUIT BREAKERS (INCLUDING ALL BRANCH BREAKERS), RELATIVE TO "UPSTREAM" BREAKERS, SO THAT ONLY THE BREAKER CLOSEST IN THE CIRCUIT TO THE LOAD TRIPS UPON AN OVERLOAD OR FAULT CONDITION.

E. POWER DISTRIBUTION EQUIPMENT SUPPLIER SHALL PROVIDE EQUIPMENT APPROPRIATELY RATED AND BRACED TO ACCOMMODATE THE AVAILABLE FAULT CURRENT AT THE UTILITY COMPANY TRANSFORMER SECONDARIES. THIS SUPPLIER SHALL ACCORDINGLY PROVIDE ANY RELATED CALCULATIONS SO THAT THEIR EQUIPMENT IS PROPERLY COORDINATED FOR THE AVAILABLE FAULT CURRENT. THE ELECTRICAL CONTRACTOR SHALL PROVIDE THIS SUPPLIER WITH COPIES OF THE ELECTRICAL DOCUMENTS AS REQUIRED SO THAT PROPERLY RATED/BRACED EQUIPMENT IS PROVIDED UNDER BASE BID.

F. GROUNDING ELECTRODE CONDUCTORS SHALL BE PROVIDED IN STRICT COMPLIANCE WITH NEC, INCLUDING NEC ARTICLE 250 AND TABLE 250-66.

G. EQUIPMENT GROUNDING CONDUCTORS SHALL BE PROVIDED IN STRICT COMPLIANCE WITH NEC, INCLUDING NEC ARTICLE 250 AND TABLE 250-122. THESE CONDUCTORS MAY NOT BE INDICATED ON RISERS OR SINGLE-LINES, BUT SHALL BE PROVIDED UNDER BASE BID NEVERTHELESS.

H. WORKING CLEARANCES SHALL BE PROVIDED FOR ALL ELECTRICAL EQUIPMENT (SWITCHBOARDS, PANELBOARDS, TRANSFORMERS, STARTERS, DISCONNECTS, ETC. AS APPLICABLE) IN STRICT COMPLIANCE WITH NEC CHAPTER 1, PART B, SECTION 110-26(a). LOCATIONS SHOWN ON FLOOR PLANS ARE SCHEMATIC AND DIAGRAMMATIC IN NATURE. THE ELECTRICAL CONTRACTOR SHALL BE RESPONSIBLE FOR ENSURING COMPLIANCE WITH THE ABOVE NEC REFERENCE. THIS REQUIREMENT APPLIES TO EQUIPMENT ON FLOOR PLANS AS WELL AS TO EQUIPMENT SHOWN ON RISER.

I. HOLD ALL NEW OVERHEAD ELECTRICAL WORK AS TIGHT AS POSSIBLE TO THE BOTTOM OF THE OVERHEAD STRUCTURE. LOCATE ANY RELATED PULLBOXES SO THAT THEY WILL BE FULLY ACCESSIBLE AFTER ALL CONSTRUCTION WORK IS COMPLETE. AS WITH ALL WORK, COORDINATE IN ADVANCE WITH ALL OTHER TRADES.

J. ROUTE FEEDER CONDUITS BELOW GRADE WHEREVER POSSIBLE. COORDINATE WITH ALL ARCHITECTURAL, STRUCTURAL & MECHANICAL DRAWINGS VERY CAREFULLY BEFORE LAYING OUT FEEDER ROUTES.

K. ALL PANELS SHALL BE NEMA 1 ENCLOSURES UNLESS OTHERWISE NOTED.

L. ALL PANELS SHALL BE SURFACE MOUNTED UNLESS OTHERWISE NOTED.

CODED NOTES:

1. CONNECT NEW FEED TO PANEL HVAC-3 TO EXISTING SPARE 400A/3P BREAKER IN SWITCHGEAR.

(E)PANEL L5
125A MCB
208Y/120V-3PH,4W
(E)TFMR
45 kVA
480V △ TO
208Y/120V-3PH,4W
PANEL K12-HVAC-3
400A MLO
480V-3PH, 3W
(E)PANEL K20-L1
225A MCB
208Y/120V-3PH,4W
(E)PANEL K20-L2
225A MCB
208Y/120V-3PH,4W
TO "CP7" (90A MEASURED LOAD - #300 kCMIL M/C)
TO "CP5" (49A MEASURED LOAD - #350 kCMIL M/C)
TO "CP4" (66A MEASURED LOAD - #250 kCMIL M/C)
(E)PANEL H3
200A MCB
480/277V-3PH,4W
36 kVA (60A)
MEASURED
(E)PANEL H9
225A MCB
208Y/120V-3PH,4W
33 kVA (55A)
MEASURED
(E)TFMR K20
75 kVA
480V △ TO
208Y/120V-3PH,4W
6 kVA (10A)
MEASURED
(E)200-4C
(E)225-4C
400-3C
(E)200-3C
300A 3P
125A 3P
200A 3P
200A 3P
225A 3P
400A 3P
200A 3P
2000A/3P
EXISTING SPLICE BOX
(E)K12 SWBD #1
2000A MAIN BREAKER, 480/277V, 3-PHASE, 4-WIRE
196 kW DEMAND (236 A)
1
MAIN
(E) UTILITY
PAD MOUNTED
TRANSFORMER
1000 kVA
(4) SETS OF 600 MCM CU. 25FT LONG

1 SERVICE #2 ONE LINE RISER DIAGRAM
NTS

Client:

ZULILY - HVAC INTEGRATION
3051 CREEKSIDE PARKWAY
OBETZ, OH 43125

Drawing Release Dates:

Drawings issued:	Date:
■ Schematic	
■ Manufacturer Review	
■ Zoning Variance	-
■ Bid & Permit	05-04-2015
□ Construction	-
□ -	-
□ -	-

Revisions

Seal:

STATE OF OHIO
BENJAMIN
BIADA
E-74021
REGISTERED
PROFESSIONAL ENGINEER

Project Number:

North Arrow:

Sheet Title:

ONE LINE RISER DIAGRAM
ELECTRICAL

Sheet Number:

E4-2

{02815422.DOCX;1 }2 }
21 of 21

CONDUCTOR NOMENCLATURE

(D250-4AI*)

- FEEDER SIZED TO COMPENSATE FOR VOLTAGE DROP
- SPECIAL - ISOLATED GROUND (I)
- CONDUCTOR MATERIAL COPPER (C) VS. ALUMINUM (A)
- NUMBER OF CONDUCTORS
- CONDUCTOR AMPACITY
- GROUND SIZED FOR DERIVED SERVICE (D) OR REMOVED FOR SERVICE ENTRANCE FROM UTILITY (U).

* ALL ISOLATED GROUND CONDUCTORS SHALL BE * CONTINUED TO SERVICE ENTRANCE GROUND BAR.

ONE LINE RISER WIRE SIZES

(E)400-4C	(4) #600 kCMIL, #6 Cu G IN 4" CONDUIT EACH
(E)1200-4C	(3) SETS OF (4) #600 kCMIL Cu IN 4" CONDUIT

SHEET NOTES:

A. PARALLEL FEEDER CONDUCTORS SHALL BE CUT TO EXACTLY THE SAME LENGTHS AND SHALL BE FROM THE SAME FACTORY RUN. ALL CONNECTIONS FOR SAME SHALL BE TORQUED TO IDENTICAL VALUES.

B. EXTERIOR ELECTRICAL WORK SHALL NOT ONLY BE WEATHERPROOF AND WATER-TIGHT, BUT SHALL ALSO BE RUST-RESISTANT.

C. CONDUCTORS BELOW GRADE OR SUBJECT TO MOISTURE SHALL BE "XHHW-2".

D. PROVIDE FACTORY SERIES COORDINATION FOR ALL CIRCUIT BREAKERS (INCLUDING ALL BRANCH BREAKERS), RELATIVE TO "UPSTREAM" BREAKERS, SO THAT ONLY THE BREAKER CLOSEST IN THE CIRCUIT TO THE LOAD TRIPS UPON AN OVERLOAD OR FAULT CONDITION.

E. POWER DISTRIBUTION EQUIPMENT SUPPLIER SHALL PROVIDE EQUIPMENT APPROPRIATELY RATED AND BRACED TO ACCOMMODATE THE AVAILABLE FAULT CURRENT AT THE UTILITY COMPANY TRANSFORMER SECONDARIES. THIS SUPPLIER SHALL ACCORDINGLY PROVIDE ANY RELATED CALCULATIONS SO THAT THEIR EQUIPMENT IS PROPERLY COORDINATED FOR THE AVAILABLE FAULT CURRENT. THE ELECTRICAL CONTRACTOR SHALL PROVIDE THIS SUPPLIER WITH COPIES OF THE ELECTRICAL DOCUMENTS AS REQUIRED SO THAT PROPERLY RATED/BRACED EQUIPMENT IS PROVIDED UNDER BASE BID.

F. GROUNDING ELECTRODE CONDUCTORS SHALL BE PROVIDED IN STRICT COMPLIANCE WITH NEC, INCLUDING NEC ARTICLE 250 AND TABLE 250-66.

G. EQUIPMENT GROUNDING CONDUCTORS SHALL BE PROVIDED IN STRICT COMPLIANCE WITH NEC, INCLUDING NEC ARTICLE 250 AND TABLE 250-122. THESE CONDUCTORS MAY NOT BE INDICATED ON RISERS OR SINGLE-LINES, BUT SHALL BE PROVIDED UNDER BASE BID NEVERTHELESS.

H. WORKING CLEARANCES SHALL BE PROVIDED FOR ALL ELECTRICAL EQUIPMENT (SWITCHBOARDS, PANELBOARDS, TRANSFORMERS, STARTERS, DISCONNECTS, ETC. AS APPLICABLE) IN STRICT COMPLIANCE WITH NEC CHAPTER 1, PART B, SECTION 110-26(a). LOCATIONS SHOWN ON FLOOR PLANS ARE SCHEMATIC AND DIAGRAMMATIC IN NATURE. THE ELECTRICAL CONTRACTOR SHALL BE RESPONSIBLE FOR ENSURING COMPLIANCE WITH THE ABOVE NEC REFERENCE. THIS REQUIREMENT APPLIES TO EQUIPMENT ON FLOOR PLANS AS WELL AS TO EQUIPMENT SHOWN ON RISER.

I. HOLD ALL NEW OVERHEAD ELECTRICAL WORK AS TIGHT AS POSSIBLE TO THE BOTTOM OF THE OVERHEAD STRUCTURE. LOCATE ANY RELATED PULLBOXES SO THAT THEY WILL BE FULLY ACCESSIBLE AFTER ALL CONSTRUCTION WORK IS COMPLETE. AS WITH ALL WORK, COORDINATE IN ADVANCE WITH ALL OTHER TRADES.

J. ROUTE FEEDER CONDUITS BELOW GRADE WHEREVER POSSIBLE. COORDINATE WITH ALL ARCHITECTURAL, STRUCTURAL & MECHANICAL DRAWINGS VERY CAREFULLY BEFORE LAYING OUT FEEDER ROUTES.

K. ALL PANELS SHALL BE NEMA 1 ENCLOSURES UNLESS OTHERWISE NOTED.

L. ALL PANELS SHALL BE SURFACE MOUNTED UNLESS OTHERWISE NOTED.

CODED NOTES: (#)

1. REFER TO PANEL SCHDULE FOR INFORMATION ON BREAKERS TO BE RE-USED OR REPLACED IN PANEL MDP-1

UP TO (5) 1-1/2" EMT
6"-8" ABOVE ROOF
PITCH POCKET
JUNCTION BOX (SEE PLANS FOR SIZE)
M/C FEEDS

3 TYPICAL ROOFTOP INSTALLATION DETAIL
N.T.S.

INSTALL TRANSFORMER ABOVE PANELBOARD
DOUBLE LUGS ON SECONDARY SIDE OF TRANSFORMER
1/2"Ø HILTI HIT 20 ANCHORS @ 8" WITH 2" EMBEDMENT. INSTALL PER MANUFACTURERS RECOMMENDATIONS
2'-7"
6"
WALL
(2) 1/2"Ø HILTI HIT 20 ANCHORS WITH 2" EMBEDMENT, 9" O.C. VERTICAL - CENTER ON ANGLE LENGTH
±8'-0" AFF
2'-9"

2 TRANSFORMER WALL BRACKET MOUNTING DETAIL
N.T.S.

(E)MDP-2
400A MLO
480/277V-3PH, 4W
(E)MDP-1
1200 MLO
480/277V-3PH, 4W
1
(E)400-4C
(E)1200-4C
(E)FUSED DISC
400A/3P
600V
SERVICE
DISCONNECT
(E)FUSED DISC
1200A/3P
600V
SERVICE
DISCONNECT
EXISTING WIREWAY
(E) UTILITY
PAD MOUNTED
TRANSFORMER
750 kVA
22 kW DEMAND (26 A)
(1) SET OF 600 kCMIL CU IN 4" CONDUIT
(3) SETS OF 600 kCMIL CU IN 4" CONDUIT EACH

1 SERVICE #3 ONE LINE RISER DIAGRAM
NTS

r e d
855 grandview ave.
suite 295
columbus, ohio 43215
tel: 614.487.8770
fax: 614.487.8777

Client

ZULILY - HVAC INTEGRATION
3051 CREEKSIDE PARKWAY
OBETZ, OH 43125

Drawing Release Dates

Drawings issued:	Date:
■ Schematic	
■ Manufacturer Review	
■ Zoning Variance	-
■ Bid & Permit	05-04-2015
□ Construction	-
□ -	-
□ -	-

Revisions

Seal

STATE OF OHIO
BENJAMIN
BIADA
E-74021
REGISTERED
PROFESSIONAL ENGINEER
5/4/15

Project Number

North Arrow

Sheet Title

ONE LINE RISER DIAGRAM
ELECTRICAL

Sheet Number

E4-3

{02815422.DOCX;1 }2 }
22 of 22

CONDUCTOR NOMENCLATURE

(I)250-4A)*

- FEEDER SIZED TO COMPENSATE FOR VOLTAGE DROP
- SPECIAL - ISOLATED GROUND (I)
- CONDUCTOR MATERIAL COPPER (C) VS. ALUMINUM (A)
- NUMBER OF CONDUCTORS
- CONDUCTOR AMPACITY
- GROUND SIZED FOR DERIVED SERVICE (D) OR REMOVED FOR SERVICE ENTRANCE FROM UTILITY (U).

* ALL ISOLATED GROUND CONDUCTORS SHALL BE * CONTINUED TO SERVICE ENTRANCE GROUND BAR.

ONE LINE RISER WIRE SIZES

(E)200-4C	(4) #3/0 Cu, #6 Cu G IN 2" EMT
(E)250-4C	(4) #250 kCMIL, #6 Cu G IN 2-1/2" EMT
400-3C	(3) #600 kCMIL, #3 Cu G IN 4" EMT

CODED NOTES: (#)

1. PROVIDE WALL BRACKET AND MOUNTING HARDWARE PER DETAIL ON SHEET E4-3 TO HANG EXISTING TRANSFORMER L-2 ON WALL AT 8'-0" AFF. PROVIDE NEW CONDUIT AND WIRE FROM PANEL H5 AND TO PANEL L2 TO MATCH EXISTING.
2. EXISTING (3) #3 CU, #8 CU G IN 1-1/4" COND.
3. PROVIDE ADDITIONAL SET OF (4) #600 kCMIL Cu THROUGH SPARE CONDUIT TO POWER CO. TRANFORMER TO BRING CAPACITY TO SERVICE WIREWAY TO 1200A. VERIFY SIZE OF GROUNDING ELECTRODE IS CORRECT, REPLACE IF NECESSARY.
4. TO BREAK ROOM PANEL & TRANSFORMER (18A MEASURED).

SHEET NOTES:

A. PARALLEL FEEDER CONDUCTORS SHALL BE CUT TO EXACTLY THE SAME LENGTHS AND SHALL BE FROM THE SAME FACTORY RUN. ALL CONNECTIONS FOR SAME SHALL BE TORQUED TO IDENTICAL VALUES.

B. EXTERIOR ELECTRICAL WORK SHALL NOT ONLY BE WEATHERPROOF AND WATER-TIGHT, BUT SHALL ALSO BE RUST-RESISTANT.

C. CONDUCTORS BELOW GRADE OR SUBJECT TO MOISTURE SHALL BE "XHHW-2".

D. PROVIDE FACTORY SERIES COORDINATION FOR ALL CIRCUIT BREAKERS (INCLUDING ALL BRANCH BREAKERS), RELATIVE TO "UPSTREAM" BREAKERS, SO THAT ONLY THE BREAKER CLOSEST IN THE CIRCUIT TO THE LOAD TRIPS UPON AN OVERLOAD OR FAULT CONDITION.

E. POWER DISTRIBUTION EQUIPMENT SUPPLIER SHALL PROVIDE EQUIPMENT APPROPRIATELY RATED AND BRACED TO ACCOMMODATE THE AVAILABLE FAULT CURRENT AT THE UTILITY COMPANY TRANSFORMER SECONDARIES. THIS SUPPLIER SHALL ACCORDINGLY PROVIDE ANY RELATED CALCULATIONS SO THAT THEIR EQUIPMENT IS PROPERLY COORDINATED FOR THE AVAILABLE FAULT CURRENT. THE ELECTRICAL CONTRACTOR SHALL PROVIDE THIS SUPPLIER WITH COPIES OF THE ELECTRICAL DOCUMENTS AS REQUIRED SO THAT PROPERLY RATED/BRACED EQUIPMENT IS PROVIDED UNDER BASE BID.

F. GROUNDING ELECTRODE CONDUCTORS SHALL BE PROVIDED IN STRICT COMPLIANCE WITH NEC, INCLUDING NEC ARTICLE 250 AND TABLE 250-66.

G. EQUIPMENT GROUNDING CONDUCTORS SHALL BE PROVIDED IN STRICT COMPLIANCE WITH NEC, INCLUDING NEC ARTICLE 250 AND TABLE 250-122. THESE CONDUCTORS MAY NOT BE INDICATED ON RISERS OR SINGLE-LINES, BUT SHALL BE PROVIDED UNDER BASE BID NEVERTHELESS.

H. WORKING CLEARANCES SHALL BE PROVIDED FOR ALL ELECTRICAL EQUIPMENT (SWITCHBOARDS, PANELBOARDS, TRANSFORMERS, STARTERS, DISCONNECTS, ETC. AS APPLICABLE) IN STRICT COMPLIANCE WITH NEC CHAPTER 1, PART B, SECTION 110-26(a). LOCATIONS SHOWN ON FLOOR PLANS ARE SCHEMATIC AND DIAGRAMMATIC IN NATURE. THE ELECTRICAL CONTRACTOR SHALL BE RESPONSIBLE FOR ENSURING COMPLIANCE WITH THE ABOVE NEC REFERENCE. THIS REQUIREMENT APPLIES TO EQUIPMENT ON FLOOR PLANS AS WELL AS TO EQUIPMENT SHOWN ON RISER.

I. HOLD ALL NEW OVERHEAD ELECTRICAL WORK AS TIGHT AS POSSIBLE TO THE BOTTOM OF THE OVERHEAD STRUCTURE. LOCATE ANY RELATED PULLBOXES SO THAT THEY WILL BE FULLY ACCESSIBLE AFTER ALL CONSTRUCTION WORK IS COMPLETE. AS WITH ALL WORK, COORDINATE IN ADVANCE WITH ALL OTHER TRADES.

J. ROUTE FEEDER CONDUITS BELOW GRADE WHEREVER POSSIBLE. COORDINATE WITH ALL ARCHITECTURAL, STRUCTURAL & MECHANICAL DRAWINGS VERY CAREFULLY BEFORE LAYING OUT FEEDER ROUTES.

K. ALL PANELS SHALL BE NEMA 1 ENCLOSURES UNLESS OTHERWISE NOTED.

L. ALL PANELS SHALL BE SURFACE MOUNTED UNLESS OTHERWISE NOTED.

(E)PANEL L2
200 MCB
208Y/120V-3PH,4W
(E)PANEL L2A
100 MLO
208Y/120V-3PH,4W
(E)PANEL L1
150 MCB
208Y/120V-3PH,4W
(E)TFMR L-2
75 kVA
480V△ TO
208Y/120V-3PH,4W
1
(E)TFMR L-1
45 kVA
480V△ TO
208Y/120V-3PH,4W
4
2
PANEL HVAC-5
400A MCB
480V
(E)PANEL H5
250 MCB
480/277V-3PH, 4W
28 kVA (33A)
MEASURED
(E)PANEL H10
200 MCB
480/277V-3PH, 4W
51 kVA (61A)
MEASURED
(E)PANEL 7
200 MCB
480/277V-3PH, 4W
3 kVA (3.5A)
MEASURED
(E) JUNCTION BOX
400-3C
(E)250-4C
(E)200-4C
(E)200-4C
EXISTING SERVICE WIREWAY
(E) UTILITY
PAD MOUNTED
TRANSFORMER
500 KVA
3
(2) SETS OF 600 kCMIL CU IN 4" CONDUIT

1 SERVICE #4 ONE LINE RISER DIAGRAM
NTS

r e d
855 grandview ave.
suite 295
columbus, ohio 43215
tel: 614.487.8770
fax: 614.487.8777

Client

ZULILY - HVAC INTEGRATION
3051 CREEKSIDE PARKWAY
OBETZ, OH 43125

Drawing Release Dates

Drawings issued:	Date:
■ Schematic	
■ Manufacturer Review	
■ Zoning Variance	-
■ Bid & Permit	05-04-2015
☐ Construction	-
☐ -	-
☐ -	-

Revisions

Seal

STATE OF OHIO
BENJAMIN
BIADA
E-74021
REGISTERED
PROFESSIONAL ENGINEER

Project Number

North Arrow

Sheet Title

ONE LINE RISER DIAGRAM
ELECTRICAL

Sheet Number

E4-4

{02815422.DOCX;1 }2 }
23 of 23

ELECTRICAL LEGEND

DETAIL	DESCRIPTION
	DUPLEX RECEPTACLE
	DUPLEX RECEPTACLE ABOVE COUNTER
	DUPLEX RECEPTACLE - GFCI
	DUPLEX RECEPTACLE - GFCI, ABOVE COUNTER
	SPLIT RECEPTACLE
	DUPLEX RECEPTACLE - WITH WEATHERPROOF COVER & GFCI
	DOUBLE DUPLEX RECEPTACLE
	DUPLEX RECEPTACLE IN CEILING
	DUPLEX RECEPTACLE - 20A, 125V, WITH ISOLATED GROUND
	CLOCK OUTLET
A-1	BRANCH CIRCUIT HOME-RUN WITH CIRCUIT NUMBER
	FLOOR MOUNTED DUPLEX RECEPTACLE
	SPECIAL RECEPTACLE (SEE PLANS FOR TYPE)
	JUNCTION BOX
	MOTOR
TC	TIME CLOCK
V	VOLUME CONTROL
	PULL BOX - SIZE & TYPE AS REQUIRED
	TELEPHONE / DATA OUTLET
TV	TV CABLE OUTLET
	DISCONNECT - NON FUSED
	DISCONNECT - FUSED
	UTILITY METER
	ELECTRICAL PANEL
	SATELLITE GROUND BAR
CR	CARD READER

ABBREVIATIONS

(A)	EXISTING TO BE ABANDONED	INCD	INCANDESCENT
(D)	EXISTING TO BE DEMOLISHED	KVA	KILOVOLT AMPERE
(E)	EXISTING TO REMAIN	KW	KILOWATT
(F)	FUTURE	LTG	LIGHTING OR LIGHT
(R)	EXISTING TO BE RELOCATED	LRA	LOCKED ROTOR AMPS
A	AMPERE	MCA	MAXIMUM CURRENT AMPACITY
AC	ALTERNATING CURRENT OR AIR CONDITIONER	MCB	MAIN CIRCUIT BREAKER
AFF	ABOVE FINISHED FLOOR	MCC	MOTOR CONTROL CENTER
AFG	ABOVE FINISHED GRADE	MDP	MAIN DISTRIBUTION PANEL
AIC	AMPS INTERRUPTING CAPACITY	MLO	MAIN LUGS ONLY
ANNC	ANNUNCIATOR	MOCP	MINIMUM OVERCURRENT PROTECTION
AWG	AMERICAN WIRE GAUGE	MSB	MAIN SWITCHBOARD
BPS	BOLTED PRESSURE SWITCH	MH	METAL HALIDE
C	CONDUIT	MTS	MANUAL TRANSFER SWITCH
CB	CIRCUIT BREAKER	NAC	NOTIFICATION APPLIANCE CIRCUIT
CCTV	CLOSED CIRCUIT TELEVISION	NC	NORMALLY CLOSED
CKT	CIRCUIT	NO	NORMALLY OPEN
CM	CONSTRUCTION MANAGER	NF	NON-FUSED
DC	DIRECT CURRENT	OCC	OCCUPANCY
DP	DISTRIBUTION PANELBOARD	PA	PUBLIC ADDRESS
DTT	DOUBLE TWIN TUBE	PB	PULL BOX OR PUSH BUTTON
EB	ELECTRONIC BALLAST	PVC	POLYVINYL CHLORIDE (PLASTIC PIPE)
EC	ELECTRICAL CONTRACTOR	PWR	POWER
EM	EMERGENCY	RECPT	RECEPTACLE
EMT	ELECTRICAL METAL TUBING	STP	SHIELDED, TWISTED PAIR
EWC	ELECTRIC WATER COOLER	TC	TIME CLOCK
FA	FIRE ALARM	TRT	TRIPLE TUBE
FLA	FULL LOAD AMPS	TYP	TYPICAL
G	GROUND	UNO	UNLESS NOTED OTHERWISE
GC	GENERAL TRADES CONTRACTOR	UTP	UNSHIELDED, TWISTED PAIR
GFCI	GROUND FAULT CIRCUIT INTERRUPTER	V	VOLT
GEN	GENERATOR	W	WATT
HOA	HAND-OFF-AUTOMATIC	WAP	WIRELESS ACCESS POINT
HP	HORSEPOWER	WH	WATTHOUR
HPC	HIGH PRESSURE CONTACT SWITCH	WP	WEATHERPROOF, NEMA 3R UNO
HZ	HERTZ	XFMR	TRANSFORMER
IG	ISOLATED GROUND	Z	IMPEDANCE
IMC	INTERMEDIATE METAL CONDUIT	Φ	PHASE

CONDUCTOR NOMENCLATURE

D250-4AI*

- FEEDER SIZED TO COMPENSATE FOR VOLTAGE DROP
- SPECIAL - ISOLATED GROUND (I)
- CONDUCTOR MATERIAL COPPER (C) VS. ALUMINUM (A)
- NUMBER OF CONDUCTORS
- CONDUCTOR AMPACITY
- GROUND SIZED FOR DERIVED SERVICE (D) OR REMOVED FOR SERVICE ENTRANCE FROM UTILITY (U).

* ALL ISOLATED GROUND CONDUCTORS SHALL BE * CONTINUED TO SERVICE ENTRANCE GROUND BAR.

ONE LINE RISER WIRE SIZES

(E)1200-4C (3) SETS OF (4) #600 KCMIL CU IN 4" COND. EACH.

400-3C (3) #600 MCM Cu, #3 MCM Cu G IN 4" EMT

SHEET NOTES:

A. PARALLEL FEEDER CONDUCTORS SHALL BE CUT TO EXACTLY THE SAME LENGTHS AND SHALL BE FROM THE SAME FACTORY RUN. ALL CONNECTIONS FOR SAME SHALL BE TORQUED TO IDENTICAL VALUES.

B. EXTERIOR ELECTRICAL WORK SHALL NOT ONLY BE WEATHERPROOF AND WATER-TIGHT, BUT SHALL ALSO BE RUST-RESISTANT.

C. CONDUCTORS BELOW GRADE OR SUBJECT TO MOISTURE SHALL BE "XHHW-2".

D. PROVIDE FACTORY SERIES COORDINATION FOR ALL CIRCUIT BREAKERS (INCLUDING ALL BRANCH BREAKERS), RELATIVE TO "UPSTREAM" BREAKERS, SO THAT ONLY THE BREAKER CLOSEST IN THE CIRCUIT TO THE LOAD TRIPS UPON AN OVERLOAD OR FAULT CONDITION.

E. POWER DISTRIBUTION EQUIPMENT SUPPLIER SHALL PROVIDE EQUIPMENT APPROPRIATELY RATED AND BRACED TO ACCOMMODATE THE AVAILABLE FAULT CURRENT AT THE UTILITY COMPANY TRANSFORMER SECONDARIES. THIS SUPPLIER SHALL ACCORDINGLY PROVIDE ANY RELATED CALCULATIONS SO THAT THEIR EQUIPMENT IS PROPERLY COORDINATED FOR THE AVAILABLE FAULT CURRENT. THE ELECTRICAL CONTRACTOR SHALL PROVIDE THIS SUPPLIER WITH COPIES OF THE ELECTRICAL DOCUMENTS AS REQUIRED SO THAT PROPERLY RATED/BRACED EQUIPMENT IS PROVIDED UNDER BASE BID.

F. GROUNDING ELECTRODE CONDUCTORS SHALL BE PROVIDED IN STRICT COMPLIANCE WITH NEC, INCLUDING NEC ARTICLE 250 AND TABLE 250-66.

G. EQUIPMENT GROUNDING CONDUCTORS SHALL BE PROVIDED IN STRICT COMPLIANCE WITH NEC, INCLUDING NEC ARTICLE 250 AND TABLE 250-122. THESE CONDUCTORS MAY NOT BE INDICATED ON RISERS OR SINGLE-LINES, BUT SHALL BE PROVIDED UNDER BASE BID NEVERTHELESS.

H. WORKING CLEARANCES SHALL BE PROVIDED FOR ALL ELECTRICAL EQUIPMENT (SWITCHBOARDS, PANELBOARDS, TRANSFORMERS, STARTERS, DISCONNECTS, ETC. AS APPLICABLE) IN STRICT COMPLIANCE WITH NEC CHAPTER 1, PART B, SECTION 110-26(a). LOCATIONS SHOWN ON FLOOR PLANS ARE SCHEMATIC AND DIAGRAMMATIC IN NATURE. THE ELECTRICAL CONTRACTOR SHALL BE RESPONSIBLE FOR ENSURING COMPLIANCE WITH THE ABOVE NEC REFERENCE. THIS REQUIREMENT APPLIES TO EQUIPMENT ON FLOOR PLANS AS WELL AS TO EQUIPMENT SHOWN ON RISER.

I. HOLD ALL NEW OVERHEAD ELECTRICAL WORK AS TIGHT AS POSSIBLE TO THE BOTTOM OF THE OVERHEAD STRUCTURE. LOCATE ANY RELATED PULLBOXES SO THAT THEY WILL BE FULLY ACCESSIBLE AFTER ALL CONSTRUCTION WORK IS COMPLETE. AS WITH ALL WORK, COORDINATE IN ADVANCE WITH ALL OTHER TRADES.

J. ROUTE FEEDER CONDUITS BELOW GRADE WHEREVER POSSIBLE. COORDINATE WITH ALL ARCHITECTURAL, STRUCTURAL & MECHANICAL DRAWINGS VERY CAREFULLY BEFORE LAYING OUT FEEDER ROUTES.

K. ALL PANELS SHALL BE NEMA 1 ENCLOSURES UNLESS OTHERWISE NOTED.

L. ALL PANELS SHALL BE SURFACE MOUNTED UNLESS OTHERWISE NOTED.

CODED NOTES:

1. PROVIDE NEW CUTLER HAMMER HKD3400 BREAKER INTO EXISTING SWITCHGEAR. THERE ARE NO PROVISIONS. INCLUDE MOUNTING HARDWARE KIT AND COVERS AS REQUIRED.
2. 3" FLEX WITH (4) #4/0 Cu AND (1) #6 Cu G EXISTING

(E)PANEL A22-L1
225A MCB
208Y/120V-3PH,4W
(E)PANEL A22-L2
225A MCB
208Y/120V-3PH,4W
2
2
(E)TFMR A22
75 KVA
480V△ TO
208Y/120V-3PH,4W
OUT TO EXISTING
EQUIPMENT
(E)PANEL H2
200A MLO
480/277V-3PH,4W
(E)MDP-1
1200A MCB
480/277V-3PH,4W
(E)SPLICE BOX
(E)1200-4C
TO F30 TFMR #1
TO "CP2"
TO AIR COMPRESSOR
TO "CP8"
TO AIR COMPRESSOR
TO "CP10"
TO "CP9"
PANEL A22 HVAC-6
400A MLO
480V-3PH,3W
PANEL A22 HVAC-7
400A MLO
480V-3PH,3W
400-3C
400-3C
200A 3P
225A 3P
60A 3P
175A 3P
60A 3P
400A 3P
400A 3P
1
400A 3P
1
400A 3P
2000A/3P
MAIN
(E) SWBD A22 #1
2000A MAIN BREAKER, 480/277V, 3-PHASE, 4-WIRE
328 KW DEMAND (394A)
(E) UTILITY
PAD MOUNTED
TRANSFORMER
1500 KVA
(3) SETS OF 600 MCM CU IN 4" COND
(4) SETS OF 600 MCM CU, 25FT LONG

1 SERVICE #5 ONE LINE RISER DIAGRAM
NTS

red
855 grandview ave.
suite 295
columbus, ohio 43215
tel: 614.487.8770
fax: 614.487.8777

Client:

ZULILY - HVAC INTEGRATION
3051 CREEKSIDE PARKWAY
OBETZ, OH 43125

Drawing Release Dates:

Drawings issued:	Date:
■ Schematic	
■ Manufacturer Review	
■ Zoning Variance	-
■ Bid & Permit	05-04-2015
□ Construction	-
□ -	-
□ -	-

Revisions

Seal:

STATE OF OHIO
BENJAMIN BIADA
E-74021
REGISTERED PROFESSIONAL ENGINEER

Project Number:

North Arrow:

Sheet Title:

ONE LINE RISER DIAGRAM
ELECTRICAL

Sheet Number:

E4-5

{02815422.DOCX;1 }2 }
24 of 24

SPECIFICATIONS - DIVISION 26 - ELECTRICAL

SECTION 26 00 01 - GENERAL ELECTRICAL REQUIREMENTS

PART 1 - GENERAL

1.1 RELATED DOCUMENTS

A. DRAWINGS AND GENERAL PROVISIONS OF CONTRACT, INCLUDING GENERAL AND SUPPLEMENTAL CONDITIONS AND DIVISION-1 SPECIFICATION SECTIONS, APPLY TO WORK OF DIVISION 26 SECTIONS.

B. E-SERIES DRAWINGS APPLY TO WORK OF DIVISION 26 SECTIONS AND VICE VERSA.

1.2 GENERAL STANDARDS

A. PROVIDE WORK IN COMPLIANCE WITH APPLICABLE PROVISIONS OF THE FOLLOWING STANDARDS. PROVIDE UL LISTING AND UL LABEL FOR ALL ELECTRICAL MATERIALS, EQUIPMENT, LUMINAIRES, DEVICES, ETC. IN CASES WHERE UL LISTING AND/OR LABELING IS NOT AVAILABLE FOR A PARTICULAR PRODUCT, PROVIDE EQUIVALENT LISTING AND LABELING FROM ANOTHER THIRD PARTY NATIONALLY RECOGNIZED CERTIFICATION LABORATORY, SUBJECT TO APPROVAL BY LOCAL ELECTRICAL INSPECTOR AND AUTHORITIES HAVING JURISDICTION.

B. PROVIDE WORK IN STRICT ACCORDANCE WITH THE LATEST EDITION OF APPLICABLE CODES INCLUDING (BUT NOT LIMITED TO) THE FOLLOWING CODES AND STANDARDS.
1. NATIONAL ELECTRICAL CODE (NEC), NFPA 70.
2. LIFE SAFETY CODE, NFPA 101.
3. OTHER PROVISIONS OF NFPA AS APPLICABLE.
4. LOCAL ELECTRICAL CODES.
5. LOCAL UTILITY COMPANY REQUIREMENTS.
6. ADA/ADAAG REQUIREMENTS.
7. ASME.
8. INTERNATIONAL BUILDING CODE.
9. INTERNATIONAL ENERGY CONSERVATION CODE.

1.3 MATERIALS AND EQUIPMENT

A. UNLESS SPECIFICALLY INDICATED OTHERWISE PROVIDE (FURNISH AND INSTALL) ALL SPECIFIED AND DRAWN EQUIPMENT, RACEWAY, BOXES, LUMINAIRES, CONTROLS, WIRING, CABLING, SUPPORTS AND OTHER MATERIALS AS REQUIRED TO RENDER ALL ELECTRICAL AND ELECTRICALLY OPERATED EQUIPMENT, LUMINAIRES, DEVICES, ETC. FULLY OPERATIONAL. UNLESS SPECIFICALLY INDICATED OTHERWISE PROVIDE (FURNISH AND INSTALL) ALL MATERIALS THAT ARE SPECIFIED UNDER DIVISION 26. DISCREPANCIES OR UNCERTAINTIES PERCEIVED BY A BIDDER, OR OTHER QUESTIONABLE INTERPRETATIONS BY A BIDDER, ARE SUBJECT TO FINAL INTERPRETATIONS AND DECISIONS BY THE OWNER'S REPRESENTATIVE UNLESS ADDRESSED BEFORE BIDDING BY ADDENDUM OR UNLESS QUALIFIED OR EXCEPTED WITHIN BIDS.

B. PROVIDE MATERIALS THAT ARE NEW, FULL WEIGHT, OF THE BEST QUALITY. PROVIDE SIMILAR MATERIALS THAT ARE OF THE SAME TYPE AND MANUFACTURER. PROVIDE MATERIALS, APPARATUS AND EQUIPMENT WITH UNDERWRITER'S LABORATORY, INC. LABEL WHERE REGULARLY SUPPLIED.

C. MAINTAIN SAFETY AND GOOD CONDITION OF THE MATERIALS AND EQUIPMENT INSTALLED UNTIL FINAL ACCEPTANCE BY THE OWNER. STORE MATERIALS TO PREVENT DAMAGE AND WEATHERING PRIOR TO INSTALLATION.

D. WHEN SEVERAL MATERIALS, PRODUCTS OR ITEMS OF EQUIPMENT ARE SPECIFIED BY NAME FOR ONE USE, SELECT ONE OF THOSE SPECIFIED.

SECTION 26 00 02 - BASIC ELECTRICAL MATERIALS AND METHODS

PART 1 - GENERAL

1.1 GENERAL

A. FURNISH AND INSTALL ALL LABOR AND MATERIAL, TOOLS AND EQUIPMENT NECESSARY TO RENDER ALL SYSTEMS COMPLETE AND OPERATIONAL, AND READY FOR TURNOVER TO OWNER.

1.2 ELECTRICAL INSTALLATIONS

A. INSTALL WORK CONDUIT, WIRING, OUTLET BOX TYPE WORK IN FINISHED AREAS CONCEALED. SUCH WORK INSTALLED IN UNFINISHED AREAS MAY BE EXPOSED AT THE DISCRETION OF THE OWNER'S REPRESENTATIVE.

B. VERIFY DIMENSIONS BY FIELD MEASUREMENTS. TAKE MEASUREMENTS AND BE RESPONSIBLE FOR EXACT SIZE AND LOCATIONS OF OPENINGS REQUIRED FOR THE INSTALLATION OF WORK. FIGURED DIMENSIONS ARE REASONABLY ACCURATE AND SHOULD GOVERN IN SETTING OUT WORK. WHERE DETAILED METHOD OF INSTALLATION IS NOT INDICATED OR WHERE VARIATIONS EXIST BETWEEN DESCRIBED WORK AND APPROVED PRACTICE, FOLLOW DIRECTION OF THE OWNER'S REPRESENTATIVE.

C. PROVIDE BRANCH SUBFEEDER CIRCUITS AS SHOWN ON THE PLANS. THE SYMBOLS USED TO INDICATE THE PURPOSE OF WHICH THE VARIOUS OUTLETS ARE INTENDED ARE IDENTIFIED IN THE ELECTRIC LEGEND. WHERE OUTLETS ARE INDICATED BY LETTERS ON PLANS, PROVIDE CORRESPONDING SWITCHES TO CONTROL THEM.

1.3 COORDINATION

A. PLANS ARE DIAGRAMMATIC INDICATING DESIGN INTENT AND INDICATING REQUIRED SIZE, POINTS OF TERMINATION AND, IN SOME CASES, SUGGESTED ROUTES OF RACEWAYS, ETC. HOWEVER, IT IS NOT INTENDED THAT DRAWINGS INDICATE FULLY COORDINATED CONDUIT ROUTING, NECESSARY OFFSETS, ETC. THE DRAWINGS ARE AN OUTLINE TO INDICATE THE APPROXIMATE LOCATION AND ARRANGEMENT OF DUCTWORK, PIPING, EQUIPMENT, OUTLETS, RACEWAYS, CABLES, ETC. INSTALL PIPING, CONDUIT, RACEWAYS, CABLE ASSEMBLIES, ETC. AS STRAIGHT AS POSSIBLE AND SYMMETRICAL (PERPENDICULAR TO OR PARALLEL WITH) WITH ARCHITECTURAL ITEMS. WORK IN AND ON THE BUILDING INSTALLED DIAGONAL TO BUILDING MEMBERS IS PROHIBITED.

B. CONSULT THE PLANS OF OTHER TRADES BEFORE INSTALLING WORK SO THAT WORK WILL NOT INTERFERE WITH THOSE.

C. PARTICIPATE IN COORDINATION EFFORTS AND IN PREPARATION OF COORDINATION DRAWINGS PRIOR TO FABRICATION OR INSTALLATION OF EQUIPMENT, MATERIALS, ETC. COORDINATE ACTUAL CLEARANCES OF INSTALLED EQUIPMENT. COORDINATE EXACT LOCATION OF ELECTRICAL OUTLETS, LIGHTING FIXTURES, CONDUITS, RACEWAYS, EQUIPMENT, CABLE ASSEMBLIES, APPLICABLE DEVICES, ETC. WELL IN ADVANCE OF INSTALLATION SO THERE WILL BE NO INTERFERENCES AT INSTALLATION BETWEEN THE VARIOUS TRADES.

D. ENSURE THAT WORK AND WORKING CLEARANCES IN ELECTRICAL ROOMS AND SIMILAR SPACES COMPLIES WITH NEC ARTICLE 110. THIS ALSO APPLIES TO FINALIZING LOCATIONS OF DISCONNECTS, STARTERS, CONTACTORS AND OTHER ELECTRICALLY OPERATED EQUIPMENT THAT MAY REQUIRE TESTING OR MAINTENANCE WHILE ENERGIZED.

E. COORDINATE AND CORRECT CONFLICTS IN EQUIPMENT AND MATERIALS PRIOR TO INSTALLATION. IF A CONFLICT CANNOT BE RESOLVED, REFER THE MATTER TO THE OWNER'S REPRESENTATIVE FOR A FINAL DECISION AS TO METHOD AND MATERIAL.

1.4 IDENTIFICATION

A. CABLE AND CONDUCTOR IDENTIFICATION
1. PROVIDE MANUFACTURER'S STANDARD VINYL-CLOTH SELF-ADHESIVE CONDUCTOR MARKERS OF WRAP-AROUND TYPE, EITHER PRE-NUMBERED PLASTIC COATED TYPE, OR WRITE-ON TYPE WITH CLEAR PLASTIC SELF-ADHESIVE COVER FLAP; NUMBERED TO SHOW CIRCUIT IDENTIFICATION. PROVIDE ON CONDUCTORS. PROVIDE COLOR CODED INSULATION FOR CONDUCTORS. PROVIDE COLOR CODED JACKETS FOR CABLES. MATCH COLOR SCHEMES WITH MARKING SYSTEM USED IN SUBMITTALS, CONTRACT DOCUMENTS, INDUSTRY STANDARDS, ETC. APPLY CABLE/CONDUCTOR IDENTIFICATION ON EACH CABLE IN EACH BOX/ENCLOSURE/CABINET FOR CABLES THAT ARE NOT AVAILABLE WITH COLOR CODED INSULATION OR JACKETS.
2. USE THE FOLLOWING INSULATION COLOR CODE FOR POWER SYSTEM AND VOLTAGE IDENTIFICATION. THIS APPLIES TO BOTH FEEDER AND BRANCH CIRCUIT WIRING. DO NOT INTERCHANGE COLORS. THE USE OF SCOTCH COLOR CODING TAPES FOR PHASE IDENTIFICATION MAY BE USED ON FEEDER CABLES ONLY (#4 AWG AND LARGER).

a.	480Y/277V SYSTEM	BROWN, ORANGE, YELLOW & GRAY (NEUT.)
b.	208Y/120V SYSTEM:	BLACK, RED, BLUE & WHITE (NEUTRAL)
c.	ELECTRONIC GROUND:	GREEN WITH YELLOW TRACER (NEUTRAL)
d.	EQUIPMENT GROUNDING:	GREEN

SECTION 26 05 19 - LOW-VOLTAGE ELECTRICAL POWER CONDUCTORS AND CABLES

PART 1 - GENERAL

1.1 GENERAL

A. PROVIDE WIRE AND CABLE SUITABLE FOR THE TEMPERATURE, CONDITIONS, AND LOCATION WHERE INSTALLED.

1.2 CONDUCTORS

A. PROVIDE COPPER CONDUCTOR MATERIAL FOR WIRES AND CABLES UNLESS SPECIFICALLY INDICATED OTHERWISE ON SINGLE-LINE DIAGRAM ON DRAWINGS.

B. CONDUCTOR SIZES INDICATED ARE BASED ON COPPER UNLESS SPECIFICALLY INDICATED OTHERWISE ON SINGLE-LINE DIAGRAM ON DRAWINGS.

C. PROVIDE CONDUCTOR INSULATION RATED AT 600VAC AND 90 DEGREES C. PROVIDE THHN/THWN INSULATION FOR CONDUCTORS SIZE 500 KCMIL AND LARGER, AND FOR CONDUCTORS # 8 AWG AND SMALLER. PROVIDE THW OR THHN/THWN INSULATION FOR OTHER SIZES AS APPROPRIATE FOR THE LOCATIONS WHERE INSTALLED.

D. PROVIDE GROUNDED (NEUTRAL) CONDUCTOR(S) FOR ALL MULTI-POLE BRANCH CIRCUITS.

1.3 TYPE AC/MC CABLES

A. PROVIDE TYPE AC/MC CABLES THAT ARE MINIMUM 90 DEGREES C RATED, WITH COMPONENTS AND FITTINGS LISTED FOR GROUNDING, AND COMPLIANT WITH THE FOLLOWING.
1. UL STD.4 AND UL STD. 83.
2. ANSI E119 AND E814.
3. NEC ARTICLES 250 AND 333.

B. PROVIDE CABLE FORMED FROM CONTINUOUS LENGTH OF SPIRALLY WOUND, INTERLOCKED ZINC-COATED OR GALVANIZED (INSIDE & OUTSIDE) STRIP STEEL. PROVIDE CABLES WITH FULL PARITY SIZED GREEN INSULATED EQUIPMENT GROUND CONDUCTOR.

C. PROVIDE COMPATIBLE STEEL FITTINGS WITH INTEGRAL RED PLASTIC INSULATED THROAT BUSHINGS, COMPLIANT WITH NEC 350-5.

D. TYPE AC/MC CABLE MAY BE UTILIZED ONLY IF NEC APPROVED AND IF APPROVED BY LOCAL AUTHORITY HAVING JURISDICTION AND IF INCLUDED IN THE LIMITED APPLICATIONS DEFINED BELOW:
a. PROVIDE ONLY WHERE CONCEALED (INSTALL WIRING FOR EXPOSED APPLICATIONS IN RACEWAY).
b. ALL EQUIPMENT WIRING SHALL BE IN CONDUIT.
c. ROUTE CABLES PERPENDICULAR AND PARALLEL TO THE BUILDING ARCHITECTURAL LINES, SURFACES, AND STRUCTURAL MEMBERS, KEEPING OFFSETS TO A MINIMUM AND FOLLOWING SURFACE CONTOURS WHERE POSSIBLE. MAINTAIN A UNIFORM ELEVATION FOR CABLE RUNS WHEREVER POSSIBLE. SUPPORT AND ANCHOR CABLES AT MAXIMUM 4 FOOT INTERVALS AND WITHIN 12" OF BOX OR OUTLET IN A MANNER THAT PREVENTS SAGGING. INSTALL CABLES IN A MANNER THAT PREVENTS OVERHEATING. FASTEN CABLES DIRECTLY TO THE STRUCTURE USING FACTORY CLAMPS AND CLIPS SPECIFICALLY DESIGNED FOR THE RESPECTIVE CABLE (CADDY OR EQUAL).

1.4 THE USE OF NM/NMS CABLE IS PROHIBITED.

PART 2 - EXECUTION

2.1 INSTALLATION

A. CONNECT WIRES #6 AWG AND LARGER TO PANELS AND APPARATUS BY MEANS OF APPROVED LUGS OR CONNECTORS LARGE ENOUGH TO ENCLOSE ALL STRANDS OF THE CONDUCTORS. PROVIDE SOLDERLESS TYPE CONNECTORS.

SECTION 26 05 33 - RACEWAYS FOR ELECTRICAL SYSTEMS

PART 1 - GENERAL

1.1 RELATED WORK

A. INSTALL WIRE IN RACEWAY/CONDUIT (SIZED PER NEC) UNLESS SPECIFICALLY PERMITTED OTHERWISE ELSEWHERE IN DIVISION 26 SECTIONS, OR ON DRAWINGS.

B. INSTALL WIRING FOR DIFFERENT POWER VOLTAGES IN RACEWAY SYSTEMS SEPARATE FROM EACH OTHER (I.E. 24V SEPARATE FROM 208Y/120V, SEPARATE FROM 480Y/277V, ETC.).

C. PROVIDE STEEL CONDUIT AND STEEL FITTINGS FOR INDOOR ABOVE-SLAB APPLICATIONS, AS SPECIFIED IN THIS SECTION.

D. PROVIDE CONDUIT FITTINGS WITH INSULATED THROATS, OR PLASTIC BUSHINGS FOR CONDUITS 2" AND LARGER WHERE INSULATED THROATS ARE NOT READILY AVAILABLE.

E. PROVIDE MAXIMUM OF 40 PERCENT FILL FOR RACEWAYS, OR A THRESHOLD OF LESS IF REQUIRED BY NEC.

PART 2 - PRODUCTS

2.1 ELECTRICAL METALLIC TUBING (EMT)

A. PROVIDE GALVANIZED OR ZINC COATED STEEL EMT COMPLIANT WITH FS WW-C-563, ANSI C80.3 AND UL 797.

B. PROVIDE EMT FOR ABOVE-GRADE CONDUIT, EXCEPT WHERE INDICATED OTHERWISE HEREIN, UNDER OTHER DIVISION 26 SECTIONS, OR ON DRAWINGS.

2.2 STEEL RIGID METAL CONDUIT (RMC)

A. PROVIDE RIGID STEEL, HEAVY WALL, FULL WEIGHT, ZINC-COATED, THREADED TYPE (GALVANIZED AFTER CUTTING/THREADING) CONDUIT CONFORMING TO ANSI C80.1 AND UL 6. PROVIDE ZINC COATING FUSED TO INSIDE AND OUTSIDE WALLS OF CONDUIT.

B. PROVIDE GALVANIZED OR ZINC COATED STEEL THREADED FITTINGS.

C. PROVIDE FOR THE FOLLOWING APPLICATIONS.
1. CONDUIT INSTALLED EMBEDDED IN CONCRETE, OR MASONRY.
2. CONDUITS (GROUNDED) THAT TURN UP FROM BELOW GRADE OR BELOW SLAB, EXCLUDING THE 90 DEGREE FITTINGS THAT CONNECT TO HORIZONTAL CONDUITS BELOW GRADE OR SLAB.
3. OTHER APPLICATIONS AS INDICATED IN PROJECT MANUAL OR ON DRAWINGS, AS REQUIRED BY NEC, OR AS OTHERWISE REQUIRED FOR SPECIAL PHYSICAL PROTECTION (I.E. NEARBY VEHICULAR/EQUIPMENT TRAFFIC, SITE MAINTENANCE EQUIPMENT, ETC.).

2.3 PVC COATED STEEL RIGID METAL CONDUIT (PVC/RMC)

A. PROVIDE RIGID STEEL, HEAVY WALL, FULL WEIGHT, THREADED TYPE (GALVANIZED AFTER CUTTING/THREADING INSIDE AND OUT) PVC COATED CONDUIT CONFORMING TO UL 6 STANDARD FOR SAFETY, RIGID METAL CONDUIT, AND UL514B STANDARD FOR SAFETY, FITTINGS FOR CONDUIT AND OUTLET BOXES

B. THE PVC COATED GALVANIZED RIGID CONDUIT MUST BE ETL VERIFIED TO THE INTERTEK ETL SEMKO HIGH TEMPERATURE H2O PVC COATING ADHESION TEST PROCEDURE FOR 200 HOURS. THE PVC COATED GALVANIZED RIGID CONDUIT MUST BEAR THE ETL VERIFIED PVC-001 LABEL TO SIGNIFY COMPLIANCE TO THE ADHESION PERFORMANCE STANDARD.

C. PROVIDE FOR APPLICATIONS SPECIFICALLY DESIGNATED ON DRAWINGS.

2.4 FLEXIBLE METAL CONDUIT (FMC)

A. PROVIDE FLEXIBLE METAL CONDUIT COMPLIANT WITH FS WW-C-566 AND UL 1, AND FORMED FROM CONTINUOUS LENGTH OF SPIRALLY WOUND, INTERLOCKED ZINC-COATED OR GALVANIZED (INSIDE & OUTSIDE) STRIP STEEL. PROVIDE CONDUIT FITTINGS FOR USE WITH FLEXIBLE STEEL CONDUIT OF THREADLESS HINGED CLAMP TYPE, WITH INSULATED THROATS. PROVIDE STRAIGHT TERMINAL CONNECTORS CONSISTING OF ONE PIECE BODY, FEMALE END WITH CLAMP AND DEEP SLOTTED MACHINE SCREW FOR SECURING CONDUIT, AND MALE THREADED END WITH LOCKNUT. DO NOT USE 45 DEGREE OR 90 DEGREE TERMINAL ANGLE CONNECTORS FOR FLEXIBLE OR WATER-TIGHT FLEXIBLE METAL CONDUIT IN LOCATIONS THAT WILL NOT BE FULLY ACCESSIBLE AFTER COMPLETION OF CONSTRUCTION. PROVIDE FULL SIZE GREEN INSULATED GROUND WIRE FOR ALL APPLICATIONS, REGARDLESS OF LENGTH. PROVIDE FLEXIBLE METAL CONDUIT FOR THE FOLLOWING CONDITIONS AS APPLICABLE.
1. PROVIDE FOR FINAL 72 INCHES FROM OUTLET/JUNCTION BOXES TO RECESSED LUMINAIRES THAT ARE LOCATED IN ACCESSIBLE CEILING SYSTEMS. OPTIONALLY, TYPE AC/MC CABLE MAY BE USED FOR "FIXTURE WHIPS" (REFER TO SECTION 26 05 19).
2. PROVIDE FOR FINAL 24-72 INCHES OF CONNECTION TO INDOOR EQUIPMENT THAT IS SUBJECT TO MOVEMENT OR VIBRATION. LEAVE SUFFICIENT SLACK IN FLEXIBLE CONDUIT TO PERMIT MOVEMENT FROM VIBRATION WITHOUT ADVERSELY AFFECTING CONDUITS AND CONNECTIONS.

PART 3 - EXECUTION

A. GENERAL
1. PROVIDE CONDUIT, TUBING AND FITTINGS OF TYPES, GRADES, SIZES AND WEIGHTS (WALL THICKNESSES) FOR APPLICATIONS AS NEEDED TO RENDER ELECTRICAL WORK FULLY OPERATIONAL..
2. PROPERLY SUPPORT AND ANCHOR RACEWAYS FOR THEIR ENTIRE LENGTH USING STRUCTURAL MATERIALS. DO NOT SPAN ANY SPACE UNSUPPORTED.

SECTION 26 05 80 - MECHANICAL EQUIPMENT

PART 1 - GENERAL

1.1 RELATED WORK

A. PROVIDE ALL NECESSARY ELECTRICALLY RELATED WORK AS REQUIRED TO RENDER ALL MECHANICAL EQUIPMENT (INCLUDING PLUMBING, HEATING, VENTILATING AND AIR CONDITIONING EQUIPMENT) FULLY OPERATIONAL AND FULLY COMPLIANT WITH NEC. THIS INCLUDES, PRIOR TO ORDERING MATERIALS OR COMMENCING WITH ROUGH-IN, REVIEWING EQUIPMENT SUBMITTAL DATA AND COORDINATING WITH INSTALLING CONTRACTORS TO ENSURE THE CORRECT SIZE, RATING AND QUANTITY OF CONDUCTORS ARE PROVIDED.

PART 2 - EXECUTION

2.1 INSTALLATION

A. GENERAL
1. PROVIDE DISCONNECT SWITCH AHEAD OF ALL EQUIPMENT, INCLUDING CONTROLS, UNLESS THE MECHANICAL EQUIPMENT COMES WITH INTEGRAL NEC-COMPLIANT DISCONNECT(S). PROVIDE NEMA 3R ENCLOSURES WHERE INSTALLED OUTDOORS AND WHERE INSTALLED INDOORS IN AREAS SUBJECT TO MOISTURE. GROUND METAL FRAMES OF EQUIPMENT BY CONNECTING FRAMES TO THE GROUNDED METAL RACEWAY OR TO A FULL SIZE GREEN GROUND CONDUCTOR OR BOTH. PROVIDE THE NECESSARY ELECTRICAL CONNECTIONS BETWEEN THE SPECIFIED EQUIPMENT AND THE JUNCTION BOX NEAR EQUIPMENT WITH FLEXIBLE METALLIC CONDUIT (LIQUID-TIGHT OUTDOORS) AND MATCHED CONNECTORS (SEE SECTION 26 05 33). WHERE MECHANICAL EQUIPMENT LUGS CANNOT ACCOMMODATE CONDUCTOR SIZES SHOWN ON DRAWINGS, PROVIDE ILSCO CLEARTAP INSULATED MULTI-TAP CONNECTORS.
2. SIZES, ELECTRICAL RATINGS, ETC. OF EQUIPMENT AND WIRING SHOWN ON DRAWINGS ARE BASED ON THE RESPECTIVE EQUIPMENT DESIGN BASE MANUFACTURERS. IF DIFFERENT MANUFACTURER(S) OR MODEL(S) ARE ACTUALLY SUPPLIED, PROVIDE NECESSARY COORDINATION IN FIELD (PRIOR TO ORDERING MATERIALS AND PRIOR TO ROUGH-IN) AND PROVIDE THE NECESSARY SIZE OF RELATED ELECTRICAL EQUIPMENT, WIRING, CONDUIT, ETC.
3. PRIOR TO FURNISHING SUBMITTALS AND PRIOR TO ROUGH-IN, DETERMINE EXACT ELECTRICALLY RELATED CHARACTERISTICS, LOADS, VOLTAGES, DISCONNECT AND STARTER REQUIREMENTS, LOCATIONS, MOUNTING HEIGHTS, CONNECTION POINTS, ETC. OF MECHANICAL EQUIPMENT.

B. HACR BREAKERS
1. COORDINATE IN FIELD WITH THE RESPECTIVE TRADES AND DETERMINE CASE BY CASE, WHICH EQUIPMENT IS FACTORY LISTED FOR USE WITH HEATING AND AIR CONDITIONING RATED (HACR) BREAKERS. IN AN EFFORT TO MINIMIZE REQUIREMENTS FOR STOCKING OF FUSES BY THE OWNER, UTILIZE HACR BREAKERS AT THE SOURCE PANELBOARDS AS THE NEC REQUIRED OVERCURRENT PROTECTION WHEREVER POSSIBLE (IN LIEU OF FUSING LOCAL DISCONNECT SWITCHES).

C. DISCONNECT SWITCH AND STARTER LOCATIONS
1. LOCATIONS OF DISCONNECTS AND STARTERS SHOWN ON DRAWINGS ARE INDICATED FOR SCHEMATIC PURPOSES ONLY. DETERMINE EXACT LOCATIONS IN FIELD SO THAT THEY ARE COMPLIANT WITH NEC ARTICLE 110 REQUIREMENTS FOR PANELBOARDS.

SECTION 26 24 16 - PANELBOARDS

PART 1 - GENERAL

1.1 RELATED WORK

A. TYPES OF PANELBOARDS AND ENCLOSURES REQUIRED FOR THE PROJECT INCLUDE THE FOLLOWING.
1. POWER-DISTRIBUTION PANELBOARDS.

PART 2 - PRODUCTS

2.1 MANUFACTURERS

A. SUBJECT TO COMPLIANCE WITH REQUIREMENTS, PROVIDE PANELBOARD PRODUCTS OF ONE OF THE FOLLOWING (FOR EACH TYPE AND RATING OF PANELBOARD AND ENCLOSURE):
1. SQUARE D COMPANY.
2. GENERAL ELECTRIC COMPANY.
3. SIEMENS/ITE.
4. EATON.

2.2 GENERAL REQUIREMENTS

A. EXCEPT AS OTHERWISE INDICATED, PROVIDE PANELBOARDS, ENCLOSURES AND ANCILLARY COMPONENTS, OF TYPES, SIZES, AND RATINGS INDICATED, WHICH COMPLY WITH MANUFACTURER'S STANDARD MATERIALS; WITH THE DESIGN AND CONSTRUCTION IN ACCORDANCE WITH PUBLISHED PRODUCT INFORMATION.

B. PROVIDE PANELBOARDS WITH PROPER NUMBER OF UNIT PANELBOARD DEVICES AS REQUIRED FOR COMPLETE INSTALLATION. WHERE TYPES, SIZES, OR RATINGS ARE NOT INDICATED, COMPLY WITH NEC, UL AND ESTABLISHED INDUSTRY STANDARDS FOR THOSE APPLICATIONS INDICATED.

C. PROVIDE PANELBOARDS THAT ARE NEW AND MANUFACTURER'S LATEST STANDARD CATALOG DESIGN.

D. PROVIDE PANELBOARDS THAT BEAR UL LABELS FOR THEIR SPECIFIC APPLICATIONS.

E. PROVIDE PANELBOARDS SUITABLE FOR SERVICE VOLTAGE WITH NUMBER OF BRANCH CIRCUITS OF CAPACITY SCHEDULED.

F. PROVIDE PANELBOARDS, AND SECTIONS THEREOF IF APPLICABLE, WITH MAIN-LUGS-ONLY OF CAPACITY EQUAL TO, OR GREATER THAN, THE RATING OR SETTING OF THE OVERCURRENT PROTECTIVE DEVICE NEXT BACK ON THE LINE.

G. PROVIDE PANELBOARD BRANCHES AS SCHEDULED ON THE DRAWINGS.

H. PROVIDE CIRCUIT BREAKER PANELBOARD BUS ASSEMBLIES WITH DISTRIBUTED (SEQUENCE) TYPE BUSSING THROUGHOUT, SO THAT ANY TWO ADJACENT SINGLE-POLE BREAKERS, OR SPACES, ARE REPLACEABLE BY A TWO-POLE INTERNAL COMMON TRIP BREAKER, AND SO THAT ANY THREE ADJACENT SINGLE-POLE BREAKERS, OR SPACES, ARE REPLACEABLE BY A THREE-POLE INTERNAL COMMON TRIP BREAKER. THIS APPLIES FOR BRANCH BREAKERS SIZED 15 AMP THROUGH 70 AMP INCLUSIVE, WITHOUT DISTURBING ANY OTHER BREAKER.

I. PROVIDE PANELBOARDS THAT ARE UL LISTED AND LABELED FOR USE AS SERVICE ENTRANCE EQUIPMENT.

J. PROVIDE DEAD-FRONT SAFETY TYPE PANELBOARDS AS INDICATED, WITH PANELBOARD SWITCHING AND PROTECTIVE DEVICES IN QUANTITIES, RATINGS, TYPES, AND WITH ARRANGEMENT SHOWN. PROVIDE WITH ANTI-TURN SOLDERLESS PRESSURE TYPE MAIN LUG CONNECTORS APPROVED FOR USE WITH COPPER OR ALUMINUM CONDUCTORS.

K. PROVIDE FULL-SIZED (100 PERCENT) NEUTRAL BUS. PROVIDE SUITABLE LUGS ON NEUTRAL BUS FOR OUTGOING FEEDERS REQUIRING NEUTRAL CONNECTIONS.

L. PROVIDE PANELBOARDS WITH BARE UNINSULATED GROUNDING BARS SUITABLE FOR BOLTING TO ENCLOSURES.

2.3 BUSSING

A. PROVIDE COPPER BUSSING.

2.5 CIRCUIT BREAKER PANELBOARD ENCLOSURES

A. PROVIDE GALVANIZED SHEET STEEL CABINET TYPE ENCLOSURES, IN SIZES AND NEMA TYPES AS INDICATED, CODE-GAGE, MINIMUM 16-GAGE THICKNESS.

B. PROVIDE BOXES WITH CODE-COMPLIANT SIDE AND END GUTTERS (MINIMUM 4 INCHES), AND OF CODE GAUGE GALVANIZED STEEL. PROVIDE BOXES THAT ARE 20 INCHES WIDE MINIMUM, AND 5-3/4 INCHES DEEP MINIMUM. PROVIDE BOXES WITH MULTIPLE KNOCKOUTS AND WIRING GUTTERS.

C. PROVIDE PANELBOARD TRIMS THAT ARE FLUSH OR SURFACE AS REQUIRED FOR RESPECTIVE APPLICATION, THAT ARE CONSTRUCTED OF CODE GAUGE STEEL, THAT ARE FINISHED WITH RUST INHIBITING PRIME COAT AND THEN FACTORY APPLIED HOT SPRAY LACQUER OR BAKED-ON ENAMEL, AND THAT ARE FACTORY PAINTED MANUFACTURER'S STANDARD LIGHT GRAY. PROVIDE TRIMS COMPLETE WITH CONCEALED HINGES AND CONCEALED TRIM CLAMPS. PROVIDE DOORS WITH FLUSH CHROMIUM PLATED COMBINATION CYLINDER LOCK AND CATCH, AND WITH DIRECTORY SUITABLE FOR CLEAR PLASTIC. PROVIDE LOCKS THAT ARE KEYED ALIKE.

D. PROVIDE ENCLOSURES THAT ARE FABRICATED BY SAME MANUFACTURER AS PANELBOARDS, WHICH MATE AND MATCH PROPERLY WITH PANELBOARDS TO BE ENCLOSED.

2.6 MOLDED CASE CIRCUIT BREAKERS

A. PROVIDE FACTORY-ASSEMBLED, MOLDED-CASE CIRCUIT BREAKERS OF FRAME SIZES, CHARACTERISTICS, AND RATINGS INCLUDING RMS SYMMETRICAL INTERRUPTING RATINGS REQUIRED FOR EACH APPLICATION. PROVIDE BREAKERS WITH PERMANENT THERMAL AND INSTANTANEOUS MAGNETIC TRIP, WITH FAULT-CURRENT LIMITING PROTECTION, AND WITH AMPERE RATINGS AS INDICATED.

B. PROVIDE COORDINATED SERIES-RATED CIRCUIT BREAKERS AS APPLICABLE THROUGHOUT, ACCOMMODATING RESPECTIVE AVAILABLE FAULT CURRENT.

C. PROVIDE BREAKERS THAT ARE DESIGNED TO BE MOUNTED AND OPERATED IN ANY PHYSICAL POSITION, AND TO BE OPERATED IN A MINIMUM AMBIENT TEMPERATURE OF 40 DEGREES C. PROVIDE BREAKERS WITH MECHANICAL SCREW TYPE REMOVABLE CONNECTOR LUGS, AL/CU RATED.

D. PROVIDE BRANCH CIRCUIT BREAKERS THAT ARE FULL AMBIENT COMPENSATED THERMAL MAGNETIC MOLDED CASE TYPE, WITH QUICK-MAKE AND QUICK-BREAK ACTION, AND WITH POSITIVE HANDLE TRIP INDICATION (ON BOTH MANUAL AND AUTOMATIC OPERATION). PROVIDE BREAKERS OF THE OVER-THE-CENTER TOGGLE OPERATING TYPE WITH THE HANDLE GOING TO A POSITION BETWEEN "ON" AND "OFF" TO INDICATE AUTOMATIC TRIPPING.

E. PROVIDE BOLT-ON BRANCH BREAKERS.

F. PROVIDE FULL SIZE CIRCUIT BREAKERS. DO NOT PROVIDE "TANDEM" OR "SPLIT" BREAKERS.

G. PROVIDE ELECTRICAL DISTRIBUTION RELATED EQUIPMENT WITH APPROPRIATELY BRACED BUSSING AND PROPERLY RATED BREAKERS, FUSES, ETC. FOR THE AVAILABLE FAULT CURRENTS.

H. IN EXISTING BUILDINGS WHERE FAULT CURRENT VALUES ARE NOT INDICATED ON DRAWINGS, COORDINATE WITH EXISTING "UPSTREAM" DISTRIBUTION EQUIPMENT, AND PROVIDE EQUIPMENT AIC RATINGS THAT MEET OR EXCEED SAME.

2.8 SERIES COORDINATION

A. PROVIDE FACTORY SERIES COORDINATION FOR ALL CIRCUIT BREAKERS (INCLUDING BRANCH BREAKERS), RELATIVE TO UPSTREAM BREAKERS, SO THAT ONLY THE BREAKER CLOSEST IN THE CIRCUIT TO THE LOAD TRIPS UPON AN OVERLOAD OR FAULT CONDITION.

PART 3 - EXECUTION

3.1 INSTALLATION

A. PROVIDE ENCLOSURES FASTENED FIRMLY TO WALLS AND STRUCTURAL SURFACES, ENSURING THAT THEY ARE PERMANENTLY AND MECHANICALLY ANCHORED.

B. PROVIDE NEATLY TYPEWRITTEN CIRCUIT DIRECTORY CARD FOR EACH PANELBOARD UPON COMPLETION OF INSTALLATION WORK. INCLUDE THE ACTUAL ROOM NAMES/NUMBERS THAT ARE SELECTED FOR INTERIOR SIGNAGE/DESIGNATION.

C. SCHEDULING SHOWN ON DRAWINGS IS SHOWN TO INDICATE FEEDER AND BRANCH CIRCUITING REQUIREMENTS. DETERMINE EXACT NUMBERING SEQUENCE OF CIRCUITS IN FIELD AFTER PERFORMING FINAL BALANCING.

D. LANCING.

SECTION 26 27 40 - DISCONNECTS, STARTERS, CONTACTORS

PART 1 - GENERAL

1.1 RELATED WORK

A. PROVIDE NEMA STANDARD EQUIPMENT, INCLUDING THOSE INCORPORATED AS AN INTEGRAL PART OF A FACTORY/SHOP PRE-FABRICATED PIECE OF EQUIPMENT. DO NOT USE IEC STANDARDS FOR EQUIPMENT.

B. PROVIDE UNITS AS INDICATED ON DRAWINGS AND AS INDICATED UNDER DIVISION 26 SECTIONS.

PART 2 - PRODUCTS

2.1 MATERIALS

A. DISCONNECT SWITCHES
1. PROVIDE DISCONNECT SWITCHES EQUAL TO SQUARE D TYPE HD, HEAVY DUTY, SAFETY TYPE, QUICK MAKE AND QUICK BREAK AND EXTERNALLY OPERATED.
2. PROVIDE FUSIBLE DISCONNECTS UNLESS NOTED OTHERWISE ON DRAWINGS OR DIRECTED OTHERWISE IN FIELD.
3. PROVIDE DISCONNECT SWITCHES BRACED FOR 200,000 A.I.C.
4. PROVIDE UNITS WITH FUSES OF CLASSES AND CURRENT RATINGS INDICATED, AND UL LISTED FOR USE AS SERVICE EQUIPMENT UNDER UL STANDARD 98 OR 869. SEE SECTION "FUSES" FOR FUSE SPECIFICATIONS. WHERE CURRENT LIMITING FUSES ARE INDICATED, PROVIDE SWITCHES WITH NON-INTERCHANGEABLE FEATURE SUITABLE ONLY FOR CURRENT LIMITING TYPE FUSES.
5. INSTALL DISCONNECT SWITCHES WITHIN SIGHT OF CONTROLLER POSITION UNLESS OTHERWISE INDICATED.

PART 3 - EXECUTION

3.1 INSTALLATION

A. PROVIDE UNITS WITH HORSEPOWER RATINGS SUITABLE TO THE LOADS. SIZE UNITS ACCORDING TO LOAD BEING SERVED OR AS NOTED ON DRAWINGS, WHICHEVER REQUIREMENT IS LARGER. INSTALL OVERLOADS AND FUSES AS NECESSARY TO FULFILL REQUIREMENTS OF EACH APPLICATION.

B. FURNISH ADDITIONAL FUSES/OVERLOADS AMOUNTING TO 10 PERCENT OF FUSES PROVIDED, BUT NOT LESS THAN ONE SET OF 3 OF EACH KIND, FOR REQUIRED TYPES AND RATINGS.

C. PROVIDE NEMA 3R ENCLOSURES FOR UNITS THAT ARE INSTALLED OUTDOORS, IN MOIST AREAS, AND IN OTHER ATMOSPHERES SUBJECT TO SIMILAR MOISTURE OR EXPOSURE.

red

855 grandview ave.
suite 295
columbus, ohio 43215
tel: 614.487.8770
fax: 614.487.8777

Client

ZULILY - HVAC INTEGRATION
3051 CREEKSIDE PARKWAY
OBETZ, OH 43125

Drawing Release Dates

Drawings issued:	Date:
■ Schematic	
■ Manufacturer Review	
■ Zoning Variance	-
■ Bid & Permit	05-04-2015
□ Construction	-
□ -	-
□ -	-

Revisions

Seal

STATE OF OHIO
BENJAMIN
BIADA
E-74021
REGISTERED
PROFESSIONAL ENGINEER

Project Number

North Arrow

Sheet Title

SPECIFICATIONS
ELECTRICAL

Sheet Number

E5-1

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